As filed with the Securities and Exchange Commission on April 28, 2020

File No. 333-19189

File No. 811-08001

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __  ☐

Post-Effective Amendment No. 31  ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 32  ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Individual variable deferred annuity policies.

profile

Profile Dated May 1, 2020

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)

This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.

‘‘We,’’ ‘‘us,’’ ‘‘our,’’ and ‘‘State Farm’’ refer to State Farm Life Insurance Company.

‘‘You’’ and ‘‘your’’ refer to the owner of a Policy.

Important Tax Information: On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law. Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to certain Policies. See “How Will My Investment in the Policy be Taxed?” in the prospectus for additional information.

1. What Is The Policy?

The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium and you may add money to your Policy when you can. When you want annuity income payments to begin, you choose an ‘‘Annuity Date,’’ and we will start sending you payments. This profile also discusses other ways to access your money.

The Policy permits you to allocate premiums to six subdivisions, or “Subaccounts,” of the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”). Each Subaccount invests in a corresponding fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. (each, a “Fund”). The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ‘‘Fixed Account’’), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive.

The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1⁄2 years old, you may have to pay a 10% federal tax penalty in addition to any income taxes. When you decide you want to start receiving annuity income payments, you can choose an annuity income option that will provide you with a lifetime income.

If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.

2. What Are My Annuity Options?

When you want to begin receiving annuity income payments, you can choose from four annuity income options:

Life annuity — You will receive income payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive income payments for as long as you live).

Life annuity with certain period — You will receive income payments as long as the Annuitant lives or to the end of the certain period, if longer.

Joint and last survivor life annuity — You will receive income payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

Fixed year annuity — You will receive income payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity income payments.

You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. We will allocate Policy value that you apply to provide fixed annuity income payments to the Fixed Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

We will allocate Policy value that you apply to provide variable annuity income payments to the Funds you select, and the amount of each annuity income payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?

In 2008, State Farm discontinued offering the Policy. We continue to service the existing Policies as well as accept additional premiums into existing Policies. Please contact the Variable Operation Center for further information.

i

4. What Are My Allocation Options?

There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six Subaccounts of the Variable Account. Each Subaccount, in turn, invests in a corresponding Fund of the BlackRock Variable Series Funds, Inc. or the BlackRock Variable Series Funds II, Inc. The six Funds are:

•	BlackRock Government Money Market V.I. Fund

•	BlackRock International Index V.I. Fund

•	BlackRock 60/40 Target Allocation ETF V.I. Fund

•	BlackRock S&P 500 Index V.I. Fund

•	BlackRock Small Cap Index V.I. Fund

•	BlackRock Total Return V.I. Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy Accumulation Value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?

Insurance Charges. Once each Policy Year, we deduct a $30 Annual Administrative Fee (some state exceptions apply which results in a lower fee in those states). We currently may waive this charge if the amount of total premiums you have paid is at least $50,000. We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15% (and guaranteed under the Policy not to exceed an annual rate of 1.25%).

Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity income payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.

Fund Expenses. There are Fund expenses, which, as of December 31, 2019, ranged on an annual basis from 0.15% to 0.81% of the average daily value of the net assets in the Funds.

The following chart is designed to help you understand the costs of investing under the Policy.

The column “Total Annual Insurance Charges” shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.11%, computed by dividing the total amount of Annual Administrative Fees collected during 2019 by the total average Policy Accumulation Value for 2019) and the 1.25% maximum mortality and expense risk charge. (The mortality and expense risk charge currently charged is 1.15% and the maximum guaranteed charge permitted under the Policy is 1.25%). The column “Total Annual Fund Expenses” shows the investment charges for each Fund (before waiver or reimbursement). The column “Total Annual Charges and Expenses” shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Expenses columns.

The next two columns show you two examples of the costs of investing under a Policy based on a $10,000 investment. The examples assume that the Annual Administrative Fee is 0.11% (computed by dividing the total amount of Annual Administrative Fees collected during 2019 by the total average Policy Accumulation Value for 2019) and that your Policy earns 5% annually before charges. Because the example assumes a one

Fund	Total Annual Insurance Charges	Total Annual Fund Expenses	Total Annual Charges and Expenses	Your costs of investing if you surrender or annuitize your Policy at the end of 1 year	All costs of investing excluding surrender charges, over a 10 year period
BlackRock Government Money Market V.I. Fund	1.36%	0.64%	2.00%	$928	$2,375
BlackRock International Index V.I. Fund	1.36%	0.38%	1.74%	$903	$2,095
BlackRock 60/40 Target Allocation ETF V.I. Fund	1.36%	0.71%	2.07%	$935	$2,449
BlackRock S&P 500 Index V.I. Fund	1.36%	0.15%	1.51%	$881	$1,840
BlackRock Small Cap Index V.I. Fund	1.36%	0.26%	1.62%	$892	$1,962
BlackRock Total Return V.I. Fund	1.36%	0.81%	2.17%	$945	$2,554

time $10,000 investment, it does not include any transfer processing fees, or Additional Deposit Rider Charge. For more information about the expenses under the Policy, refer to the “Fee Table” in the full prospectus that accompanies this Profile.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplement retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% federal tax penalty.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

•	You can withdraw part of your money (a surrender charge may apply).

•	You can surrender the Policy, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity income option (a surrender charge may apply).

•	You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ‘‘fixed year’’ annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty. Withdrawals and surrenders from certain tax-qualified Policies may be restricted.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)

the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?

The Policy has several additional features, including the following:

Free-Look Right to Cancel. You have a ‘‘free-look right’’; that is, the right to return the Policy to us at the Variable Operation Center and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy Accumulation Value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.

State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free-look right. The description of the free-look right above is provided for informational purposes only.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the BlackRock Government Money Market V.I. Fund or the Subaccount investing in the BlackRock Total Return V.I. Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to any Subaccounts. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?

If you need further information about the Policy, please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

You may also visit us online at www.statefarm.com.

prospectus

PROSPECTUS DATED MAY 1, 2020

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy’s operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

Important Tax Information: On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law. Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to certain Policies. See “How Will My Investment in the Policy be Taxed?” for additional information.

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the individual variable deferred annuity policy (the “Policy”) described in this prospectus. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) determines the amount (which must be at least $50) and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

•	to the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”), and

•	to State Farm’s general account (the “Fixed Account”).

The Variable Account is divided into subaccounts (each, a “Subaccount”). Each Subaccount invests in a corresponding investment portfolio of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. (each, a “Fund”). The Subaccounts invest in Class I shares of the Funds.

The Funds currently available under the Policy are:

•	BlackRock Government Money Market V.I. Fund

•	BlackRock International Index V.I. Fund

•	BlackRock 60/40 Target Allocation ETF V.I. Fund

•	BlackRock S&P 500 Index V.I. Fund

•	BlackRock Small Cap Index V.I. Fund

•	BlackRock Total Return V.I. Fund

The prospectuses for the Funds, which will be sent separately from this prospectus, describes each of the Funds, including the risks of investing in each Fund.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

•	four annuity income options

•	a minimum Death Benefit upon the Annuitant’s death

•	dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. The prospectuses for the Funds should be read in conjunction with this prospectus.

A Statement of Additional Information (“SAI”) contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI is dated May 1, 2020. The SAI is incorporated herein by reference and is legally part of this prospectus. The Table of Contents for the SAI is on the last page of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above or by going to www.statefarm.com. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace an existing annuity contract or insurance policy with this Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering

only in those jurisdictions where such offering

may lawfully be made.

contents

Index of Terms

Accumulation Unit — A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value — The value of a Subaccount’s Accumulation Unit. A Subaccount’s Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant — The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date — You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Cash Surrender Value — The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code — The United States Internal Revenue Code of 1986, as amended.

Final Annuity Date — The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account — Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment — An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

Fixed Policy Accumulation Value — The portion of the Policy Accumulation Value in the Fixed Account.

Free-Look Period — The time during which the Policy may be canceled for a return of all premiums paid or your Policy Accumulation Value, whichever is greater. The free-look period expires 10 days after receipt of the Policy. Some states may require a longer period. During the free-look period, State Farm allocates all premiums to the Fixed Account.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

General Account — Our assets not allocated to the Variable Account or any other separate account.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless the transaction is requested by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Initial Premium Payment — The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share — The value per share of any Fund on any Valuation Day. The prospectus for a Fund describes the method of computing the Net Asset Value Per Share.

Payee — If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy Accumulation Value — The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

Policy Date — The effective date of this Policy. The Policy Date is the date we received the initial premium, except when we received the premium on the 29th, 30th, or 31st of any month. The Policy Date for those Policies is the 28th of that month.

Policy Month, Quarter, Year, Or Anniversary — Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request — A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion,

terms

accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Variable Operation Center.

SEC — The United States Securities and Exchange Commission.

Variable Operation Center — State Farm Variable Products, Attn: Variable Operation Center, One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001. Telephone: 1-888-702-2307 (toll free).

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value — The portion of the Policy Accumulation Value in a Subaccount.

Successor Owner — Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment — An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value — The sum of all Subaccount Policy Accumulation Values.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy, or transfers Policy Accumulation Value between the Subaccounts and the Fixed Account. State premium taxes may also be deducted, where applicable.

Transaction Expenses

Charge	Amount Deducted

Maximum Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)	7%

Transfer Processing Fee (2)	$25 per transfer in excess of 12 transfers per Policy Year

Additional Deposit Rider Charge (3)	3% of the deposit plus the lesser of 2% of the deposit or $100.

(1)

Surrender charges are calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the “Free Withdrawal Amount.” The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1⁄2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See the “What are the Expenses Under the Policy?—Surrender Charge” section of this prospectus.

(2)	A transfer charge is imposed on each transfer in a Policy Year in excess of 12 transfers, but we reserve the right to waive this charge.

(3)

The Additional Deposit Rider permits Policy owners of certain tax-qualified Policies to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of income payment under the annuity income option you select. This rider cannot be added after the issuance of the Policy.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	Amount Deducted

Annual Administrative Fee (4)	$30

Separate Account Annual Expenses:	Maximum	Current

Mortality and Expense Risk Charge (5)	1.25%	1.15%

(4)	Some state exceptions apply which results in a lower fee in those states. The Annual Administrative Fee may be waived if total premiums paid are at least $50,000.

(5)	The current charge is the amount currently charged; the maximum charge is the maximum guaranteed amount permitted by the Policy.

The following table shows the minimum and maximum Total Annual Fund Operating Expenses (before waiver or reimbursement) charged by the Funds for the fiscal year ended December 31, 2019. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in its prospectus.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before waiver or reimbursement)	0.15%	0.81%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include the Annual Administrative Fee, the maximum guaranteed Mortality and Expense Risk Charge, and the maximum Fund operating expenses (before waiver or reimbursement) reflected in the tables above.

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Because the example assumes a one-time $10,000 investment, it does not include any transfer processing fees, or Additional Deposit Rider Charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Policy at the end of the stated time period:

1 Year	3 Years	5 Years	10 Years

$945	$1,184	$1,501	$2,554

2. If you do not surrender or annuitize your Policy at the end of the stated time period:

1 Year	3 Years	5 Years	10 Years

$225	$695	$1,191	$2,554

Condensed Financial Information

The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding Accumulation Units each year for the 10-year period ending December 31, 2019. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

	Year Ended December 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BlackRock S&P 500 Index V.I. Fund*

Accumulation unit value at Beginning of period	$27.54	$29.18	$24.25	$21.96	$21.96	$19.60	$15.02	$13.13	$13.04	$11.50

Accumulation unit value at end of period	$35.76	$27.54	$29.18	$24.25	$21.96	$21.96	$19.60	$15.02	$13.13	$13.04

Number of Accumulation units Outstanding at end of period	10,487,638	11,242,755	12,005,908	12,797,781	13,788,187	14,689,067	15,689,037	16,798,118	18,222,082	19,645,101

BlackRock Small Cap Index V.I. Fund*

Accumulation unit value at Beginning of period	$29.28	$33.38	$29.47	$24.65	$26.21	$25.40	$18.58	$16.22	$17.18	$13.78

Accumulation unit value at end of period	$36.30	$29.28	$33.38	$29.47	$24.65	$26.21	$25.40	$18.58	$16.22	$17.18

Number of Accumulation units Outstanding at end of period	4,186,140	4,482,551	4,766,619	5,086,792	5,470,937	5,844,738	6,193,017	6,644,880	7,186,341	7,756,692

BlackRock Total Return V.I. Fund*

Accumulation unit value at Beginning of period	$18.27	$18.47	$18.29	$18.12	$18.15	$17.73	$18.32	$17.91	$17.00	$16.29

Accumulation unit value at end of period	$19.78	$18.27	$18.47	$18.29	$18.12	$18.15	$17.73	$18.32	$17.91	$17.00

Number of Accumulation units Outstanding at end of period	3,724,617	3,973,601	4,188,092	4,376,359	4,644,404	4,930,919	5,228,140	5,506,946	5,795,892	6,132,358

BlackRock Government Money Market V.I. Fund*

Accumulation unit value at Beginning of period	$11.52	$11.47	$11.53	$11.66	$11.79	$11.93	$12.07	$12.21	$12.35	$12.49

Accumulation unit value at end of period	$11.62	$11.52	$11.47	$11.53	$11.66	$11.79	$11.93	$12.07	$12.21	$12.35

Number of Accumulation units Outstanding at end of period	2,900,601	3,219,912	1,643,213	1,801,378	1,854,000	2,035,817	2,165,944	2,208,053	2,436,431	2,633,232

BlackRock International Index V.I. Fund*

Accumulation unit value at Beginning of period	$16.26	$19.06	$15.37	$15.41	$15.77	$16.95	$14.18	$12.15	$14.05	$13.26

Accumulation unit value at end of period	$19.54	$16.26	$19.06	$15.37	$15.41	$15.77	$16.95	$14.18	$12.15	$14.05

Number of Accumulation units Outstanding at end of period	5,127,963	5,454,016	5,754,331	6,090,626	6,420,329	6,697,003	6,985,553	7,370,227	7,872,931	8,339,953

BlackRock 60/40 Target Allocation ETF V.I. Fund

Accumulation unit value at Beginning of period	$24.31	$25.27	$22.43	$21.03	$21.04	$19.45	$16.68	$15.23	$14.85	$13.48

Accumulation unit value at end of period	$29.18	$24.31	$25.27	$22.43	$21.03	$21.04	$19.45	$16.68	$15.23	$14.85

Number of Accumulation units Outstanding at end of period	2,207,283	2,359,223	2,510,648	2,619,204	2,804,362	2,980,375	3,085,920	3,270,035	3,486,832	3,780,563

*

As of October 29, 2018, the underlying funds in which the Subaccounts invested changed, the former underlying funds being investment portfolios of State Farm Variable Product Trust. The Subaccount currently investing in the BlackRock S&P 500 Index V.I. Fund formerly invested in the Large Cap Equity Index Fund; the Subaccount currently investing in the BlackRock Small Cap Index V.I. Fund formerly invested in the Small Cap Equity Index Fund; the Subaccount currently investing in the BlackRock Total Return V.I. Fund formerly invested in the Bond Fund; the Subaccount currently investing in the BlackRock Government Money Market V.I. Fund formerly invested in the Money Market Fund; the Subaccount currently investing in the BlackRock International Index V.I. Fund formerly invested in the International Equity Index Fund; and the Subaccount currently investing in the BlackRock 60/40 Target Allocation ETF V.I. Fund formerly invested in the Stock and Bond Balanced Fund.

Financial Statements — The Statement of Additional Information includes audited financial statements for the Variable Account and State Farm, and the reports of the Independent Registered Public Accounting Firm.

1. What is the Policy?

The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See “How Will My Investment in the Policy be Taxed?” The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as “Subaccounts”) of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the “Subaccount Policy Accumulation Value,” will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See “What Are My Allocation Options? — Fixed Account Option.”

You can request that we transfer Policy Accumulation Value among the Subaccounts and/or the Fixed Account subject to certain conditions. See “What Are My Allocation Options? — Transfers.”

2. What are my Annuity Options?

•

You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.

•	If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 — Life Annuity.

•	On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

If your Policy has been in force for at least five Policy Years, and you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on “annuity purchase rates” based on the Annuitant’s age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.

If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

options

If you have selected the ‘‘fixed years’’ annuity option, you may request withdrawals at any time.

The available annuity income options are:

Option 1 — Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 — Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Annuitant.

Option 3 — Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 — Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Annuitant.

If you have a Qualified Policy, not all annuity income options will satisfy required minimum distribution rules, particularly as those rules apply to your designated beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an annuity income option under a Qualified Policy.

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy.

3. How Do I Purchase A Policy?

In 2008, State Farm discontinued offering the Policy. We continue to service the existing Policies as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Free-Look Right to Cancel Policy. During your ‘‘free-look’’ period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

(1)	the premium payments made under the Policy during the free-look period; or

(2)	the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy for cancellation at the Variable Operation Center.

As previously stated, State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free-look right. The description of the free-look right above is provided for informational purposes only.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Life Insurance Company” or “State Farm Variable Products” (not State Farm VP Management Corp.). State Farm Dollars check can be applied as a premium payment. Cash, credit cards and debit cards are not acceptable forms of payment. Forms of payment such as second party checks, third party checks and Cyber-Chex generally are not acceptable and we reserve the right to reject any payment request.

For any premium we receive in Good Order after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Variable Operation Center. State Farm will process any premium received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to “freeze” a Policy Owner’s account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC. The Subaccounts invest in Class I shares of the Funds. Each Fund is advised by BlackRock Advisors, LLC.

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity contracts issued by such companies, such as the Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

The table below reflects the investment objective of each Fund available under the Policy. More detailed information regarding the investment objectives, strategies, and risks and fees and expenses of the Funds, and other relevant information, may be found in the Funds’ prospectuses. The Funds’ prospectuses should be read carefully in conjunction with this prospectus.

Fund	Investment Objective
BlackRock Total Return V.I. Fund	Seeks to maximize total return, consistent with income generation and prudent investment management.
BlackRock International Index V.I. Fund	Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.
BlackRock S&P 500 Index V.I. Fund	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.
BlackRock Government Money Market V.I. Fund	Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.
BlackRock Small Cap Index V.I. Fund	Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.
BlackRock 60/40 Target Allocation ETF V.I. Fund	Seeks to provide total return.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See “What Other Information Should I Know? — State Farm and the Variable Account, State Farm’s Fixed Account Option.” There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers”, below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request in Good Order at the Variable Operation Center. State Farm will process any transfer request received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused “free” transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers(s), their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance contracts issued by us or an affiliate.

MARKET TIMING POLICIES AND PROCEDURES

Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging, portfolio rebalancing and interest advantage programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request or by telephone, if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request (in Good Order) until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have telephone authorization on file), to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Variable Operation Center (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request (in Good Order) until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on monies allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request or by telephone, if you have telephone authorization on file. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Inquiring About Transactions. You should review every Transaction Confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Operation Center via telephone or in writing within 60 days of the date shown on your Transaction Confirmation.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount’s Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount’s Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ‘‘ex-dividend’’ date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

•

Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant’s Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; (5) the distribution of various reports to Owners; and (6) the ability to make monthly premium payments under the Monthly Payment Plan.

•

Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business such as federal, state and local premium taxes and other taxes and fees.

•

Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant’s Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1⁄2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner’s death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ See ‘‘What are my Annuity Options?’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ‘‘Does the Policy have a Death Benefit?’’

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ‘‘Free Withdrawal Amount’’ without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the ‘‘Fee Table,’’ at the beginning of this prospectus.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request. ‘‘Terminally Ill,’’ ‘‘Eligible Hospital,’’ and ‘‘Eligible Nursing Home’’ are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee ($30 maximum) (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We may waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Monthly Payment Plan

You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ‘‘What Are My Allocation Options? — Net Investment Factor.’’

Fund Expenses

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of the minimum and maximum Fund expenses as of December 31, 2019, can be found in this prospectus under “Annual Fund Operating Expenses.” For a description of each Fund’s expenses, advisory fees and other expenses, see the prospectuses for the Funds.

Additional Deposit Rider Charge

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy. See “What are my Annuity Options?”

6. How Will My Investment in the Policy be Taxed?

The following discussion is general and is not intended as tax advice.

CARES Act Temporary Relief

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law. Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to certain Policies.

Required Minimum Distributions. The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

Retirement Plan Distribution Relief. Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans without being subject to the 10% additional tax on early distributions. The federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:

•	have been diagnosed with COVID-19,

•	have spouses or dependents diagnosed with COVID-19, or

•	have experienced adverse financial consequences stemming from COVID-19 as a result of

○	being quarantined, furloughed or laid off,

○	having reduced work hours,

○	being unable to work due to lack of child care,

○	the closing or reduction of hours of a business owned or operated by the participant, or

○	other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans, if permitted by the terms of the plan, even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59 1⁄2) and the 20% withholding that would otherwise apply to these distributions does not apply.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Policy. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ‘‘IRS’’).

You may purchase the Policy on a non-tax-qualified basis (‘‘Non-Qualified Policy’’) or on a tax-qualified basis (‘‘Qualified Policy’’). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/ or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ‘‘adequately diversified’’ in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See ‘‘Death of Owner’’ rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner’s death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of a Non-Qualified Policy who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ‘‘investment in the contract’’ (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner’s investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1⁄2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1⁄2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner’s investment in the contract to the participant’s total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020) or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a ‘‘5 percent Owner’’ (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020). For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020). Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant’s death.

In addition, to satisfy required distribution rules, please note that for deaths occurring on or after January 1, 2020, most non-spouse designated beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. Consult a tax adviser if you may be affected by these changes.

Withholding. ‘‘Eligible rollover distributions’’ from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Brief descriptions follow of the various types of qualified retirement plans which may be funded with a Policy.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ‘‘Individual Retirement Annuity’’ or ‘‘IRA.’’ These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ‘‘rolled over’’ or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. We will not withhold on a qualified distribution from a Roth IRA when the Policy Owner has reached age 59 1⁄2 or older and the five year holding period has been met. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions under the Employers’ Tax Sheltered Annuity Plan. If your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. State Farm will no longer issue Policies to fund Tax Sheltered Annuities, effective November 3, 2008. Effective January 1, 2009, State Farm will no longer accept contributions to Policies serving as funding for Tax Sheltered Annuities.

401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2020 to contribute up to the lesser of $19,500 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2020 may be permitted to make an additional $6,500 “catch-up” contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Federal Estate Gift and Generation Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer tax (GST) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law. The Policy provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Policy’s death benefit. All Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any policy and do not intend the above discussion as tax advice.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See “Does the Policy have a Death Benefit?” When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See “What are my Annuity Options?”

Withdrawals

Except during the free-look period and prior to the earlier of the Annuity Date or the date the Annuitant dies, you may request to withdraw part of the Cash Surrender Value at any time unless withdrawals are limited or restricted under certain Qualified Policies. (If you have elected the “fixed years” annuity option, you may request withdrawals after the Annuity Date. See “What are my Annuity Options?”) You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See “Requesting Payments and Telephone Transactions,” below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. State Farm will process any withdrawal request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day.

Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the “fixed years” annuity option, you may request a surrender after the Annuity Date. See “What are my Annuity Options?”) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested surrender date later than 14 days after the request is signed. State Farm will process any surrender request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request or by telephone, if you have telephone authorization on file. Once we have received your request in Good Order, the program will begin and will remain in effect until your Policy

Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See “What are the Expenses Under the Policy? — Surrender Charge.” We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Variable Operation Center. Transaction requests are not deemed received until they are received in Good Order at the Variable Operation Center. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. We will determine the payment amount as of the end of the Valuation Period during which the Variable Operation Center receives all required documents. See “Does the Policy Have a Death Benefit?” for the documents required before a Death Benefit claim will be deemed in Good Order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit in one sum.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC by order permits postponement of payment to protect State Farm’s Policy Owners.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds (in connection with a liquidation of the Fund, or due to Fund liquidity levels) we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Government Money Market V.I. Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Annuitant and the Policy to government agencies and departments.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include (with certain restrictions) requests for transfers, withdrawals, changes in premium allocation instructions, systematic withdrawal changes, required minimum distributions, address changes, Roth reclassification, and the addition of or changes to the dollar cost averaging, removal of excess contributions, portfolio rebalancing, and interest advantage programs.

Our Variable Operation Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Variable Operation Center. Transaction requests are not deemed received until they are received at the Variable Operation Center.

8. How Is the Performance of the Policy Presented?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

The yield of the Subaccount investing in the BlackRock Government Money Market V.I. Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the BlackRock Government Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. “Standardized” average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated. “Non-Standard” average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the surrender charge and/or the Annual Administrative Fee. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Funds’ adviser or subadvisers with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the S&P 500 Index, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does the Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order. If these documents are received at the Variable Operation Center after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Variable Operation Center before a Death Benefit claim will be deemed in Good Order: a certified copy of the death certificate, the State Farm Claimant’s Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)

the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

(1)

any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

(2)	the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

(1)

The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

(2)	the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See “What are my Annuity Options?” For Qualified Policies, please note that not all annuity income options will satisfy required distribution rules for every beneficiary. If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit will be paid in one sum. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see “Payment of Proceeds Upon Death of Owner or Annuitant” in the Statement of Additional Information.

If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see “Death of Owner” in the Statement of Additional Information.

Please note that any death benefit payment we make in excess of the Policy Accumulation Value is subject to our financial strength and claims-paying ability.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

10. What Other Information Should I Know?

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm’s general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

Please note that any guarantees we provide in connection with the Fixed Account option are subject to our financial strength and claims-paying ability.

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed

Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ‘‘separate account’’ within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to add new funds, remove existing Funds, or substitute new fund shares that are held by a subaccount for shares of a different fund. New or substitute funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. See the Fund’s prospectus for more detail.

The benefits under the Policy are paid by us from our general account assets and/or your Policy Accumulation Value held in the Separate Account. It is important that you understand that payments of these benefits is not guaranteed and depends upon certain factors as discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Accumulation Value allocated to the Subaccounts. Your Policy Accumulation Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Accumulation Value and that of all other Policy Owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Accumulation Value to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Accumulation Value (such as those associated with the Death Benefit), are paid from our General Account. Therefore, any amounts that we may pay under the Policy in excess of Policy Accumulation Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from our assets in the General Account. In the event of State Farm’s insolvency or receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of the date of this prospectus, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. The economic impacts of the COVID-19 pandemic could negatively impact our financial condition as a result of, e.g., increases in expenses and liabilities and losses on investments held in our general account. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets, the global economy, and our financial strength and claims-paying ability, cannot be predicted with certainty.

How to Obtain More Information. We encourage Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to www.statefarm.com). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send or make available to Owners voting instruction materials, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

•

We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

•	to assure continued qualification of the Policy as an annuity under the Code; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies

State Farm VP Management Corp., an affiliate of State Farm, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). State Farm VP Management Corp.’s offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its sales representatives of up to 0.5% of premiums paid in connection with the sale of the Policies. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Cyber Security and Business Continuity Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Accumulation Value. For instance, cyber attacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy that result from cyber attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Accumulation Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account or the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

The Compliance and Ethics Forum for Life Insurers

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements

The Statement of Additional Information contains the audited statutory statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2019 and 2018, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2019, 2018, and 2017 as well as the Report of the Independent Registered Public Accounting Firm. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

The Statement of Additional Information also contains the statements of assets and contract owners’ equity and surplus for the Variable Account at December 31, 2019, and the related statements of operations for the year then ended and the changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019, as well as the Report of the Independent Registered Public Accounting Firm.

The audits were conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).

11. How Can I Make Inquiries?

You may make inquiries regarding a Policy by writing to us at the Variable Operation Center, by calling us at (888) 702-2307 (Toll free), or visiting us online at www.statefarm.com.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

table of

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the Variable Operation Center, calling us at 1-(888) 702-2307 (Toll free) or going to www.statefarm.com.

Statement of Additional Information

contents

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Annuity Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or our customer number how to contact us. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.

More information about State Farm VP Management Corp. and its registered persons is available at

http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) that includes information describing FINRA BrokerCheck.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

1-888-702-2307

Investment Company Act File No. 811-08001

www.statefarm.com

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001	Presorted Standard U.S. Postage Paid Lancaster, PA Permit No. 1275

231-3548.26

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the variable deferred annuity policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm, “we,” “us,” or “our”). You may obtain a copy of the prospectus dated May 1, 2020 by calling 1-888-702-2307 (Toll free) or by writing to us at the above address. Capitalized terms in this Statement of Additional Information have the same meanings as in the prospectus for the Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE FUNDS.

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY PROVISIONS

The Policy

The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

Only an officer has the right to change the Policy. No other person has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

Ownership

You, as the Owner, are named in the application. You may exercise any provision of the Policy only by sending Variable Operation a written request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

You may change the Owner or Successor Owner by sending Variable Operation a written request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

Incontestability

We will not contest the Policy. Any rider has its own incontestability provision.

Error in Age or Sex

If the Annuitant’s, Payee’s, or second designated person’s date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant’s, Payee’s, second designated person’s age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

Participation

We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

Assignment

You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

1

NET INVESTMENT FACTOR

The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	a per share charge or credit for any taxes reserved for

(2)	is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

(3)

is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

ANNUITY PAYMENT PROVISIONS

Amount of Fixed Annuity Payments. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change.

The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

Amount of Variable Annuity Payments. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

Annuity Units. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

Annuity Unit Value. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next.

2

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Accumulation unit value for current valuation period	11.12
2. Accumulation unit value for immediately preceding valuation period	11.10
3. Annuity unit value for immediately preceding valuation period	20.00
4. Factor to compensate for the assumed investment rate of 3.5%	.9999
5. Annuity unit value of current valuation period ((1) / (2)) x (3) x (4)	20.03

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1. Number of accumulation units at Maturity Date	10,000
2. Accumulation unit value	11.12
3. Adjusted Policy Accumulation Value (1)x(2)	111,200
4. Monthly annuity payment per $1,000 of adj. Policy Accumulation Value	5.82
5. Monthly annuity payment (3)x(4) / 1,000	647.18
6. Annuity unit value at Maturity Date	20.03
7. Number of annuity units (5)/(6)	32.3105
8. Assume annuity unit value at the end of first month equal to	20.20
9. First monthly annuity payment (7)x(8)	652.67
10. Assume annuity unit value at the end of second month equal to	19.90
11. Second monthly annuity payment (7)x(10)	642.98
12. Assume annuity unit value at the end of third month equal to	20.50
13. Third monthly annuity payment (7)x(12)	662.37

PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

Death of Owner

The Code requires the following distributions under a Non-Qualified annuity when you die.

(1)

If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

(2)

If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

(3)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

(4)

If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

3

(5)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner. The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a tax advisor for more information on this subject.

(6)

If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse’s life or life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1—Life Annuity.

(7)	If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

(8)	If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

Other rules apply to Qualified Policies.

Death of Annuitant

Death of Annuitant Who is not an Owner. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant’s date of death.

Beneficiary Designation. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name “estate” as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name “children” of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant’s date of death will be included.

We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

Change of Beneficiary Designation. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

After the Annuitant’s death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

4

Order of Payment. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. “When payment is made” means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes of policies as we may determine;

(5)	add new funds or remove existing funds;

(6)

substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the Act if such registration is no longer required; and

(8)	operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

SAFEKEEPING OF ACCOUNT ASSETS

State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

A fidelity bond in the amount of $5 million covering State Farm’s directors, officers, and employees has been issued by National Union Fire Insurance Company.

5

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $169,797 in 2019, $19,718 in 2018 and $140,805 in 2017 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2019, 2018 and 2017.

We discontinued new sales of the Policies during the latter half of 2008; however, the Company will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2019, 2018 and 2017, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and contract owners’ equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2019 and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

6

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2019, 2018, and 2017 as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and contract owners’ equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2019, and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

7

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2019, 2018, and 2017

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the accompanying statutory financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000; F: (312) 298 2001, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

February 25, 2020

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands) As of December 31, 2019 and 2018

ADMITTED ASSETS	2019	2018
Bonds:
United States government	$3,468,800	$3,923,581
Canadian government and subdivisions	23,957	33,947
Other governmental units	16,354,220	16,577,623
Industrial and other	32,211,201	30,883,135

	52,058,178	51,418,286

Stocks:
Unaffiliated common	5,145,625	4,050,110
Affiliated common	8,404	8,335

	5,154,029	4,058,445

Mortgage loans	10,337,898	9,213,035
Contract loans	4,441,492	4,420,788
Cash (Overdraft)	(37,167)	(20,641)
Cash equivalents	846,139	767,422
Short-term investments	—	6,009
Other invested assets	3,509,696	2,915,804
Accounts receivable—investment sales	393	470

Total cash and invested assets	76,310,658	72,779,618

Premiums deferred and uncollected	37,521	39,286
Investment income due and accrued	577,497	583,269
Net deferred tax asset	281,300	352,143
Receivables from affiliates	103	541
Other assets	19,550	14,048
Assets held in separate accounts	1,423,075	1,221,793

Total admitted assets	$78,649,704	$74,990,698

LIABILITIES	2019	2018
Aggregate reserves for life contracts	$49,954,948	$48,411,512
Liability for deposit type contracts	10,491,832	10,283,048
Policy and contract claims	281,460	223,593
Policyholders’ dividends due and unpaid	2,905	3,044
Dividends to policyholders payable in the following year	568,360	569,851
Advance premiums, deposits and other policy and contract liabilities	27,770	28,600
Interest maintenance reserve (IMR)	43,405	39,015
Commissions payable	80,279	87,739
Federal income taxes payable to affiliates	92,203	198,687
Postretirement benefits	357,559	357,837
Agent termination benefits	615,853	498,260
Payable to parent, subsidiaries and affiliates	66,864	62,350
Other liabilities	275,807	254,243
Liabilities related to separate accounts	1,423,075	1,221,793
Asset valuation reserve (AVR)	2,006,983	1,227,137

Total liabilities	66,289,303	63,466,709

CAPITAL AND SURPLUS
Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	12,335,555	11,499,143

Total capital and surplus	12,360,401	11,523,989

Total liabilities, capital and surplus	$78,649,704	$74,990,698

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2019, 2018, and 2017

SUMMARY OF OPERATIONS	2019	2018	2017
Income:
Premiums and annuity considerations	$5,283,691	$5,118,642	$5,018,729
Net investment income	2,771,115	2,670,538	2,630,859
Other income	34,347	121,022	77,744

	8,089,153	7,910,202	7,727,332

Benefits and other expenses:
Death benefits	2,027,014	1,886,438	1,839,644
Surrender benefits and other fund withdrawals	1,368,912	1,386,033	1,237,072
Other benefits and claims	758,462	733,098	715,099
Net transfers to or (from) separate accounts	(78,308)	(72,295)	(66,862)
Increase in policy and contract reserves	1,543,436	1,494,438	1,638,546
Commissions	364,804	356,436	359,724
General insurance expenses	625,390	645,368	684,518
Taxes, licenses and fees	113,830	106,560	100,794

	6,723,540	6,536,076	6,508,535

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,365,613	1,374,126	1,218,797
Dividends to policyholders	559,237	558,883	559,891

Net gain from operations before federal and foreign income taxes	806,376	815,243	658,906
Federal and foreign income taxes incurred (excluding capital gains)	177,869	174,355	240,159

Net gain from operations before net realized capital gains or (losses)	628,507	640,888	418,747
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	2,809	35,808	47,631

Net income	$631,316	$676,696	$466,378

CAPITAL AND SURPLUS ACCOUNT	2019	2018	2017
Common stock: Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus: Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	11,499,143	10,879,858	10,152,424
Net income	631,316	676,696	466,378
Change in net unrealized capital gains (losses)	903,771	(216,467)	783,249
Change in net deferred income tax	89,890	23,087	(535,004)
Change in nonadmitted assets	81,618	(48,485)	226,301
Change in asset valuation reserve	(779,847)	157,611	(209,611)
Surplus withdrawn from separate accounts during period	—	337,897	—
Other changes in surplus in separate accounts statement	—	(394,614)	38,190
Dividends to stockholder (parent company)	(480)	(480)	(480)
Additional liability for termination benefits	(89,856)	84,040	(41,589)

Balance at end of year	12,335,555	11,499,143	10,879,858

Total capital and surplus	$12,360,401	$11,523,989	$10,904,704

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2019, 2018, and 2017

CASH FLOW	2019	2018	2017
Cash from operations:
Premiums collected net of reinsurance	$4,983,566	$4,810,956	$4,727,335
Net investment income	2,627,758	2,533,168	2,482,619
Other income	14,917	14,323	13,697
Benefits and loss related items	(2,953,631)	(2,864,063)	(2,633,217)
Net transfers from Separate Accounts	77,234	71,670	67,071
Commissions, expenses paid and other deductions	(1,064,769)	(1,077,730)	(1,111,066)
Dividends paid to policyholders	(45,664)	(44,168)	(42,901)
Federal and foreign income taxes paid	(322,711)	(218,958)	(263,135)

Net cash from operations	3,316,700	3,225,198	3,240,403

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	4,476,578	3,800,215	4,005,259
Stocks	205,508	224,361	222,765
Mortgage loans	590,796	378,987	694,913
Other invested assets	257,324	279,115	214,313
Miscellaneous proceeds	10,204	16,398	—

Total investment proceeds	5,540,410	4,699,076	5,137,250

Cost of investments acquired (long term only):
Bonds	5,142,961	4,280,689	5,271,211
Stocks	224,368	230,458	138,652
Mortgage loans	1,715,667	1,746,915	1,698,332
Other invested assets	718,458	771,710	636,381
Miscellaneous applications	—	—	15,682

Total investments acquired	7,801,454	7,029,772	7,760,258
Increase in contract loans and premium notes	(149,239)	(116,864)	(146,326)

Net cash from investments	(2,111,805)	(2,213,832)	(2,476,682)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	(1,147,395)	(1,154,818)	(1,106,057)
Other cash provided (applied)	(838)	340,670	6,823
Dividends to stockholder paid	(480)	(480)	(480)

Net cash from financing and miscellaneous sources	(1,148,713)	(814,628)	(1,099,714)

Net change in cash, cash equivalents, and short-term investments	56,182	196,738	(335,993)
Cash, cash equivalents, and short-term investments, beginning of year	752,790	556,052	892,045

Cash, cash equivalents, and short-term investments, end of year	$808,972	$752,790	$556,052

Supplemental disclosures of cash flow information for non-cash transactions:
Deposit type contracts and interest credited	$1,085,463	$1,101,924	$1,103,840
Dividends held or used to pay premiums	515,202	515,344	520,561
Bond exchanges	318,643	409,055	209,988
Mortgage principal refinanced	95,285	163,988	170,324
Capitalized loan interest	171,041	170,217	170,158
Separate Account Net Gain From Operations	—	72,500	17,555
Waived premium	61,296	48,333	53,460
Common stock exchanges	33,504	24,624	58,164
Other assets	—	—	706

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company), domiciled in Illinois, is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force and by phone and internet. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 91%, 91%, and 90% of premium revenue in 2019, 2018, and 2017, respectively. Individual annuity products including variable annuity contracts account for an additional 8% in 2019, 2018, and 2017. The Company also writes a small amount of employee group life.

The Company is the parent company of the wholly owned State Farm Health Insurance Company (SFHIC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2019, 2018, and 2017, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates. Certain amounts applicable to prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 25, 2020, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Bonds not backed by other loans, except those in or near default (i.e., NAIC 6), are stated at amortized cost using the scientific method. Bonds not backed by other loans that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Loan-backed securities, except those in or near default, are stated at amortized cost using the scientific method including anticipated prepayments at the date of purchase. Loan-backed securities

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Prepayment assumptions for loan-backed securities are obtained from ICE Data Pricing & Reference Data, LLC and Bloomberg. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities. Stocks, other than investments in subsidiaries, are stated at fair value. Prices published by the Securities Valuation Office (SVO) of the NAIC or prices from pricing vendors are used to calculate fair value. Where a price is not available from the SVO or pricing vendors, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values would be classified into two categories: trading and available-for-sale. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Registered money market mutual funds are reported as cash equivalents and are stated at fair value.

Short-term investments, which represent investments with maturities of less than one year, are stated at amortized cost.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued.

All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2019 or 2018.

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies. Any loans in excess of cash surrender value are non-admitted in accordance with Statement of Statutory Accounting Principles (SSAP) No. 49.

The Company’s other invested assets are comprised of ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee. Under SAP, changes in these values are reflected in Surplus, whereas in GAAP these changes may be reflected in Income. Investments without audited GAAP financial statements are non-admitted with a book/adjusted carrying value of zero. No impairments were recorded during 2019 and 2018.

The underlying audited statutory equity method is used for valuing its interest in the U.S. insurance subsidiary. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company’s interest in the State Farm Liquidity Pool, LLC (the Pool), is carried at its underlying audited GAAP equity, and is reported as a cash equivalent.

Investment income is recorded when earned. Due and accrued investment income that is over 90 days past due or when collection is in doubt is excluded from surplus. There were no material amounts excluded from surplus in 2019 and 2018. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains and losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of a bond, stock, or mortgage loan that is considered to be other-than-temporary, a valuation adjustment is made and recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from primarily 2.5% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. Subject to the provisions of law regarding return of excess premiums, the Board of Directors may authorize such dividends to policyholders upon such terms and conditions as may, in their judgment, be proper, just and equitable. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2019, 2018, and 2017, premiums under individual and group life participating policies were $4,860,188, $4,712,960, and $4,596,528 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2019, 2018, and 2017 includes $559,237, $558,883, and $559,891 of policyholder dividends, respectively.

The Company absolutely and irrevocably commits and guarantees that, of the total dividends apportioned for the period beginning January 1, 2020 and ending December 31, 2020, it will pay or cause to be applied during 2029, in all events, annual dividends for participating individual life and annuity policies issued after December 31, 1983, in an amount not less than $204,000. This guarantee covers policies in the aggregate only and does not confer a dividend guarantee on any specific policy.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company	State Farm Investment Management Corp. (SFIMC)
State Farm Fire and Casualty Company	State Farm VP Management Corp.
State Farm General Insurance Company	State Farm Bank, FSB
State Farm Life and Accident Assurance Company	State Farm International Holding Company
State Farm Health Insurance Company	Plaza One Realty Company
State Farm Lloyds	Insurance Placement Services, Inc.
State Farm Indemnity Company	State Farm Realty Investment Company
State Farm Guaranty Insurance Company	Oglesby Reinsurance Company
State Farm Florida Insurance Company	Dover Bay Specialty Insurance Company
State Farm International Services, Inc.	HiRoad Assurance Company
State Farm Lloyds, Inc.

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations after consolidating adjustments for regular and, for 2017 only, alternative minimum tax (AMT), with current credit for net losses and tax credits used by the consolidated group. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital (RBC) thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any changes in DTAs and DTLs are recognized as a separate component of the change in unassigned surplus.

The change in the net DTA/DTL is reflected in capital and surplus under NAIC SAP whereas under GAAP, the change would be reported in income. Admissibility testing may result in a charge to capital and surplus for non-admitted portions of a DTA. Under GAAP valuation allowances relating to DTAs would be charged to income.

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded. Under GAAP, there is no admissibility test. In addition, DTAs under GAAP include all tax components (federal, state, foreign, current and deferred); changes in deferred income taxes are recorded as a component of the total tax provision instead of a direct adjustment to unassigned surplus.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101 for any uncertain tax positions. SSAP No. 101 requires that tax loss contingencies, including the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R with certain modifications. A tax loss contingency is recorded only if it is more likely than not that such a loss has been incurred. If the Company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is required. Per SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date. The Company evaluates material tax positions taken that are 50% or less likely to result in a tax loss, and therefore are not recorded, to determine whether a disclosure should be made simply because the position is significant.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

G.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds.

Separate account assets are reported at Net Asset Value (NAV) and liabilities are recorded at amounts equal to contract holder assets. Contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The Company withdrew all surplus of the separate account during 2018. Refer to Note 4 for additional disclosures.

The Company does not engage in security lending transactions within the separate accounts.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

H.    Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received. Premiums received prior to the date of the financial statement which are due on or after the next modal premium date are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

I.    Non-admitted Assets

Certain assets designated as “non-admitted” assets, principally non-admitted DTAs, aggregating $13,957 and $95,575 at December 31, 2019 and 2018, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. There is no such concept under GAAP.

J.    Stockholder Dividends

The maximum amount of dividends which can be paid by state of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

K.    Guaranty Fund Assessments

As of December 31, 2019 and 2018, liabilities of $17,998 and $17,374, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$12,268
Decreases current year:
Premium tax offset applied to 2019 annual returns	682
Increases current year:
Premium tax offset accrual adjustment	3,371
Premium tax offset applied to 2018 annual returns (over accrual)	8
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$14,965

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

3.    Investments

A.    Bonds and Other Debt Securities

The statement value and estimated fair value of investments in debt securities, including short-term investments, were as follows:

	December 31, 2019
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,468,800	$127,965	$(2,702)	$3,594,063
All other governments	57,540	1,368	(53)	58,855
States, territories and possessions (direct and guaranteed)	1,044,912	72,719	—	1,117,631
Political subdivisions of states, territories and possessions (direct and guaranteed)	2,579,105	102,611	(3,268)	2,678,448
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,696,620	469,215	(9,784)	13,156,051
Industrial and miscellaneous	32,211,201	1,392,268	(29,952)	33,573,517

Totals	$52,058,178	$2,166,146	$(45,759)	$54,178,565

	December 31, 2018
	Statement Value	Gross Unarealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,923,581	$57,766	$(34,286)	$3,947,061
All other governments	78,529	291	(869)	77,951
States, territories and possessions (direct and guaranteed)	1,089,623	57,220	(185)	1,146,658
Political subdivisions of states, territories and possessions (direct and guaranteed)	2,951,761	120,010	(1,380)	3,070,391
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,491,657	186,434	(163,093)	12,514,998
Industrial and miscellaneous	30,889,144	177,307	(831,155)	30,235,296

Totals	$51,424,295	$599,028	$(1,030,968)	$50,992,355

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The statement value and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules, and known calls.

	December 31, 2019
	Statement Value	Fair Value
Due in one year or less	$2,350,374	$2,393,091
Due after one year through five years	22,134,389	22,852,602
Due after five years through ten years	23,317,379	24,462,233
Due after ten years	4,256,036	4,470,639

Totals	$52,058,178	$54,178,565

Gross proceeds and realized gains and losses, including other-than-temporary impairments, on bonds sold for the years ended December 31, consisted of:

	2019	2018	2017
Proceeds	$559,212	$329,747	$185,440
Gross gains	20,182	20,035	12,682
Gross losses	(29,647)	(2,380)	(6,774)

B.    Restricted Assets

Certain assets owned by the Company and reported as admitted assets in the financial statements are not under the exclusive control of the Company. These investments are held at depository institutions for the benefit of policyholders and other beneficiaries.

	2019	2018
Bonds on deposit with regulatory authorities	$2,314	$2,333
Bonds pledged as collateral	18,013	47,593
Bonds held for special purposes	225	226
Cash account held for special purposes	5,000	5,000

Totals	$25,552	$55,152

C.    Mortgage Loans

Credit quality of the mortgage portfolio is evaluated through a variety of quantitative and qualitative loan factors. The factors are used to measure weakness and assess risk levels in individual loans. Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are two of the key quantitative factors used to identify loan risk and potential loss. LTV is the ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the ratio of the cash flows from the underlying collateral to the principal and interest payments of the loan. Credit quality indicators are updated and evaluated at least annually.

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office, and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company’s recorded investments by property type and credit quality indicator were as follows:

	DSC ratio				LTV ratio
(in thousands)	Greater than 1.25	1.00-1.25	Less than 1.00	Total	Less than 80%	80%-less than 90%	90% or greater	Total
December 31, 2019:
Apartment	3,768,007	288,442	31,385	4,087,834	4,069,415	18,419	—	4,087,834
Retail	1,055,922	224,627	20,244	1,300,793	1,300,793		12,924	1,313,717
Office	925,874	160,853	13,259	1,099,986	1,087,061	—	—	1,087,061
Industrial	2,791,133	523,990	66,322	3,381,445	3,381,446	—	—	3,381,446
Mixed Use	116,210	27,342	—	143,552	143,552	—	—	143,552
Other	321,694	2,594	—	324,288	324,288	—	—	324,288

Total	$8,978,840	$1,227,848	$131,210	$10,337,898	$10,306,555	$18,419	$12,924	$10,337,898

December 31, 2018:
Apartment	3,366,839	198,782	20,596	3,586,217	3,586,217	—	—	3,586,217
Retail	987,105	150,200	15,472	1,152,777	1,152,777	—	—	1,152,777
Office	917,139	61,436	22,027	1,000,602	986,196	14,406	—	1,000,602
Industrial	2,537,583	552,904	1,649	3,092,136	3,092,136	—	—	3,092,136
Mixed Use	106,134	16,122	—	122,256	122,256	—	—	122,256
Other	256,317	2,730	—	259,047	259,047	—	—	259,047

Total	$8,171,117	$982,174	$59,744	$9,213,035	$9,198,629	$14,406	$—	$9,213,035

As of December 31, 2019 and 2018, the weighted average DSC ratios for the portfolio were 2.18 and 2.17, respectively. The weighted average LTV ratios for the portfolio were 50.6% and 51.7% as of December 31, 2019 and 2018, respectively.

The maximum lending rate for commercial mortgage loans was 4.64% for 2019 and 2018, respectively. The minimum lending rate for commercial mortgage loans was 3.10% and 3.06% for 2019 and 2018, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan in 2019 and 2018, exclusive of insured or guaranteed mortgages or purchased money mortgages, was 72.70% and 71.21%, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company’s mortgage loan age analysis and interest rate reduction summaries were as follows:

Commercial
	Insured	All Other
2019
1. Recorded investments (all)
(a) Current	$—	$10,337,898
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$62,800
(b) Number of loans	—	1
(c) Percent reduced	0.00%	0.12%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—
2018
1. Recorded investments (all)
(a) Current	$—	$9,213,035
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	—	—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Commercial
	Insured	All Other
2017
1. Recorded investments (all)
(a) Current	$—	$7,845,138
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$5,821
(b) Number of loans	—	2
(c) Percent reduced	0.00%	1.89%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

The Company did not record an allowance for credit losses on its mortgage loans and had no tax assessments or other amounts not included in the mortgage loan total. The Company held no impaired mortgage loans as of December 31.

The Company reported the following statement values as of December 31, 2019 and 2018, respectively:

Mortgages in Good Standing: $10,337,898 and $9,213,035

Restructured Mortgages: $0 and $0

Mortgages In the Process of Foreclosure: $0 and $0

D.    Equity Investments

The cost and statement/fair value of investments in stocks and gross unrealized gains and losses from these investments were as follows:

	December 31, 2019
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$2,035,480	$3,159,962	$(49,817)	$5,145,625
Affiliated common	3,500	4,904	—	8,404

	December 31, 2018
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,943,879	$2,187,116	$(80,885)	$4,050,110
Affiliated common	3,500	4,835	—	8,335

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Gross realized gains and losses, including other-than-temporary impairments, for the years ended December 31 consisted of:

	2019		2018		2017
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$89,250	$(17,578)	$79,861	$(7,904)	$72,820	$(7,117)
Affiliated common	$—	$—	$—	$—	$4,682	$(4,423)

E.    Financial Instrument Impairments

On a quarterly basis, the Company evaluates its investment portfolio for other-than-temporary impairments. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	The extent and duration of the decline in value.

•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.

•	Relevant industry conditions and trends.

•	The financial condition and current and future business prospects of the issuer.

The Company had realized capital losses due to other-than-temporary declines in the fair value as follows:

	2019	2018	2017
Bonds	$29,629	$368	$6,766
Common Stocks	1,662	—	389

Total	$31,291	$368	$7,155

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The unrealized losses due to temporary declines in the fair value of investments at December 31 were as follows:

	December 31, 2019
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$267,160	$(1,711)	$89,860	$(991)	$357,020	$(2,702)
All other governments	—	—	4,153	(53)	4,153	(53)
States, territories and possessions (direct and guaranteed)	—	—	—	—	—	—
Political subdivisions of states, territories and possessions (direct and guaranteed)	245,525	(3,268)	—	—	245,525	(3,268)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	712,061	(7,921)	143,589	(1,863)	855,650	(9,784)
Industrial and miscellaneous	1,275,323	(24,880)	320,594	(5,072)	1,595,917	(29,952)

Subtotal, debt securities	2,500,069	(37,780)	558,196	(7,979)	3,058,265	(45,759)
Common unaffiliated stock	125,100	(49,817)	—	—	125,100	(49,817)

Total temporarily impaired securities	$2,625,169	$(87,597)	$558,196	$(7,979)	$3,183,365	$(95,576)

	December 31, 2018
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$695,594	$(8,510)	$961,269	$(25,776)	$1,656,863	$(34,286)
All other governments	18,432	(130)	23,156	(739)	41,588	(869)
States, territories and possessions (direct and guaranteed)	25,209	(101)	6,501	(84)	31,710	(185)
Political subdivisions of states, territories and possessions (direct and guaranteed)	72,544	(449)	96,688	(931)	169,232	(1,380)
Special revenue and special assessment Obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	3,383,419	(44,957)	3,458,514	(118,136)	6,841,933	(163,093)
Industrial and miscellaneous	14,493,990	(365,252)	7,184,097	(465,903)	21,678,087	(831,155)

Subtotal, debt securities	18,689,188	(419,399)	11,730,225	(611,569)	30,419,413	(1,030,968)
Common unaffiliated stock	198,930	(63,288)	29,762	(17,597)	228,692	(80,885)

Total temporarily impaired securities	$18,888,118	$(482,687)	$11,759,987	$(629,166)	$0,648,105	$(1,111,853)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and credit spreads, not on fundamental credit problems of the issuers. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2019.

Unaffiliated Stocks

The Company evaluates its stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of their cost basis, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2019.

F.    Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2019
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$60,136	$38,358	$21,778
Less: IMR capital gains (losses)	24,012	5,043	18,969

Capital gains (losses) net of IMR	$36,124	$33,315	$2,809

	December 31, 2018
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$87,750	$39,962	$47,788
Less: IMR capital gains (losses)	15,164	3,184	11,980

Capital gains (losses) net of IMR	$72,586	$36,778	$35,808

	December 31, 2017
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$72,534	$19,157	$53,377
Less: IMR capital gains (losses)	8,840	3,094	5,746

Capital gains (losses) net of IMR	$63,694	$16,063	$47,631

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31 were as follows:

	2019	2018	2017
Bonds	$1,818,000	$1,830,354	$1,888,666
Mortgage loans	413,230	348,907	313,720
Contract loans and liens	285,105	283,359	281,494
Cash, cash equivalents, and short-term investments	14,807	11,998	6,373
Affiliated common stocks	—	—	1,025
Unaffiliated common stocks	109,318	102,077	93,491
Other	162,655	125,753	76,717

Gross investment income	2,803,115	2,702,448	2,661,486
Investment expenses	(32,000)	(31,910)	(30,627)

Net investment income	$2,771,115	$2,670,538	$2,630,859

I.    Fair Value Measurements

Fair value is defined as the price that the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 — Unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Company’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Financial Instruments measured at fair value at December 31 were as follows:

	Fair Value Measurements at December 31, 2019
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Cash equivalents	$257,231	$—	$—	$—	$257,231
Stocks
Domestic common	4,671,750	—	—	—	4,671,750
Foreign common	466,828	—	—	—	466,828
Mutual Funds	7,047	—	—	—	7,047
Bonds
Industrial and miscellaneous	—	63,251	—	—	63,251
Separate accounts	1,423,075	—	—	—	1,423,075

Total	$6,825,931	$63,251	$—	$—	$6,889,182

	Fair Value Measurements at December 31, 2018
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Cash equivalents	$31,538	$—	$—	$—	$31,538
Stocks
Domestic common	3,665,866	—	—	—	3,665,866
Foreign common	384,244	—	—	—	384,244
Bonds
Industrial and miscellaneous	—	—	—	—	—
Separate accounts	1,221,793	—	—	—	1,221,793

Total	$5,303,441	$—	$—	$—	$5,303,441

The Company recognizes transfers between levels at the end of the reporting period. In association with the merger of the private, affiliated State Farm Variable Products Trust with BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., $1,221,793 for the Separate Accounts was transferred from Level 2 to Level 1 in 2018. There were no transfers into or out of Level 3 during 2019 and 2018.

Level 1 Measurements

Cash Equivalents—These assets include registered money market mutual funds. The fair value is based on the (NAV).

Unaffiliated Stocks—These assets include actively traded exchange-listed equity securities. Valuations are based upon unadjusted quoted exchange prices.

Separate Accounts—These assets include mutual funds. The fair value is based upon closing NAV per share. The NAVs are published daily by the funds’ managers.

Level 2 Measurements

Bonds—These assets include below investment grade bonds that were reported in the financial statements at fair value at the reporting date. Inputs used to calculate fair value are described in Note 6 below.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

4.    Separate Accounts

As of December 31, 2019 and 2018, the Company’s separate accounts statement included legally insulated assets of $1,423,075 and $1,221,793, respectively. The assets legally insulated from the general account as of December 31, 2019 and 2018 are attributed to the following products:

December 31, 2019

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$624,086	$—
Variable Annuities	798,989	—

Total	$1,423,075	$—

December 31, 2018

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$525,141	$—
Variable Annuities	696,652	—

Total	$1,221,793	$—

Certain guarantees are provided by the general account. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, the general account had paid $71, $101, $50, $167 and $133, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Information regarding the Separate Accounts of the Company for 2019, 2018, and 2017 is as follows:

	2019
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$45,207	$45,207
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,420,415	1,420,415
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,420,415	$1,420,415

Withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,419,602	1,419,602
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,419,602	$1,419,602
Not subject to discretionary withdrawal	—	—	—	813	813

Total	$—	$—	$—	$1,420,415	$1,420,415

Reconciliation of Net Transfers to or (from) separate accounts:

2019
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$49,185
Transfers from separate accounts	(127,489)

Net transfers to (from) separate accounts	$(78,304)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(4)

Transfers as reported in the Statements of Operations	$(78,308)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2018
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$48,687	$48,687
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,220,207	1,220,207
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,220,207	$1,220,207

Withdrawal characteristics:
Subject to discretionary withdrawal:
With fair market adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,219,576	1,219,576
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,219,576	$1,219,576
Not subject to discretionary withdrawal	—	—	—	631	631

Total	$—	$—	$—	$1,220,207	$1,220,207

Reconciliation of Net Transfers to or (from) separate accounts:

2018
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$52,570
Transfers from separate accounts	(124,861)

Net transfers to (from) separate accounts	$(72,291)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(4)

Transfers as reported in the Statements of Operations	$(72,295)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Reconciliation of Net Transfers to or (from) separate accounts:

2017
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$55,279
Transfers from separate accounts	(122,138)

Net transfers to (from) separate accounts	$(66,859)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(3)

Transfers as reported in the Statements of Operations	$(66,862)

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds (including short-term investments)

Prices published by the SVO or prices from pricing vendors are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. On newly acquired bonds not yet priced by the pricing vendors, the purchase price or broker quotes are used as fair value. For other bonds where a price is not available from the SVO or pricing vendors, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities.

Unaffiliated Stocks

Prices from pricing vendors or prices prescribed by the SVO are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, NAV, or shareholder’s equity derived from the issuer’s audited financial statements.

Mortgage Loans

Fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings by property type for the same remaining maturities.

Cash

The carrying amount is a reasonable estimate of fair value.

Cash Equivalents

Cash equivalents consist of shares in money market mutual funds and the Pool. The fair value of money market mutual funds is based on the NAV calculated by the funds. The fair value of the Pool is determined by the audited GAAP equity method.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are based on the NAV of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The statement value and estimated fair value of the Company’s financial instruments as of December 31 were as follows:

	2019
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$14,256,456	$13,819,204		$14,256,456
Other	39,922,108	38,238,974		39,922,108		—
Unaffiliated common stocks	5,145,625	5,145,625	5,145,625
Mortgage loans	10,678,957	10,337,898		10,678,957
Cash (Overdraft)	(37,167)	(37,167)	(37,167)
Cash equivalents	846,139	846,139	257,231	588,908
Contract loans	—	4,441,492					4,441,492
Separate accounts	1,423,075	1,423,075	1,423,075
Financial liabilities:
Structured annuity reserves and other similar items	$266,517	$232,718		$266,517
Deferred annuity reserves	6,774,708	6,826,203		6,774,708
Settlement options without life contingencies	4,659,742	4,659,742		4,659,742
Separate accounts	1,423,075	1,423,075	1,423,075

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2018
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$13,587,191	$13,660,410		$13,587,191
Other	37,399,157	37,757,876		37,399,157		0
Unaffiliated common stocks	4,050,110	4,050,110	4,050,110
Mortgage loans	9,087,625	9,213,035		9,087,625
Cash (Overdraft)	(20,641)	(20,641)	(20,641)
Cash equivalents	767,422	767,422	31,538	735,884
Short-term investments	6,009	6,009	6,009	—
Contract loans	—	4,420,788					4,420,788
Separate accounts	1,221,793	1,221,793	1,221,793
Financial liabilities:
Structured annuity reserves and other similar items	$274,338	$252,538		$274,338
Deferred annuity reserves	6,813,900	6,863,967		6,813,900
Settlement options without life contingencies	4,428,221	4,428,221		4,428,221
Separate accounts	1,221,793	1,221,793	1,221,793

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Contract loans	$4,441,492	Various	Not applicable	See above

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2019 and 2018, the Company had $72,170,139 and $68,853,486, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $418,091 and $327,086 at December 31, 2019 and 2018, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2019 and 2018 were as follows:

Individual Annuities	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,293,495	$—	$—	$4,293,495	44.9%
At book value less current surrender charge of 5% or more	419	—	—	419	0.0%
At fair value	—	—	795,562	795,562	8.4%

Subtotal	4,293,914	—	795,562	5,089,476	53.3%

At book value without adjustment (minimal or no charge or adjustment)	3,338,473	—	—	3,338,473	34.9%
Not subject to discretionary withdrawal	1,127,070	—	813	1,127,883	11.8%

Total (gross)	$8,759,457	$—	$796,375	$9,555,832	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$8,759,457	$—	$796,375	$9,555,832

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $127

Deposit-Type Contracts	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$81,591	$—	$—	$81,591	0.8%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Subtotal	81,591	—	—	81,591	0.8%

At book value without adjustment (minimal or no charge or adjustment)	10,177,522	—	—	10,177,522	97.0%
Not subject to discretionary withdrawal	232,719	—	—	232,719	2.2%

Total (gross)	$10,491,832	$—	$—	$10,491,832	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$10,491,832	$—	$—	$10,491,832

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,684,576
Supplementary contracts with life contingencies total (net)	74,881
Deposit-type contracts	10,491,832

Subtotal	19,251,289

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	796,318
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	57

Subtotal	796,375

Total annuity actuarial reserves and deposit-type contract liabilities	$20,047,664

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $633.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Individual Annuities	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,251,823	$—	$—	$4,251,823	44.9%
At book value less current surrender charge of 5% or more	354	—	—	354	0.0%
At fair value	—	—	694,463	694,463	7.3%

Subtotal	4,252,177	—	694,463	4,946,640	52.2%

At book value without adjustment (minimal or no charge or adjustment)	3,416,916	—	—	3,416,916	36.1%
Not subject to discretionary withdrawal	1,110,641	—	631	1,111,272	11.7%

Total (gross)	$8,779,734	$—	$695,094	$9,474,828	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$8,779,734	$—	$695,094	$9,474,828

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $71

Deposit-Type Contracts	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$81,708	$—	$—	$81,708	0.8%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Subtotal	81,708	—	—	81,708	0.8%

At book value without adjustment (minimal or no charge or adjustment)	9,948,804	—	—	9,948,804	96.7%
Not subject to discretionary withdrawal	252,536	—	—	252,536	2.5%

Total (gross)	$10,283,048	$—	$—	$10,283,048	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$10,283,048	$—	$—	$10,283,048

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,703,317
Supplementary contracts with life contingencies total (net)	76,417
Deposit-type contracts	10,283,048

Subtotal	19,062,782

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	695,044
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	50

Subtotal	695,094

Total annuity actuarial reserves and deposit-type contract liabilities	$19,757,876

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $708.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C. Life Actuarial Reserves by Withdrawal Characteristics

	2019
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$312,426	$913,939	$—	$—	$—
Universal Life	10,289,210	9,932,517	10,022,137	—	—	—
Other Permanent Cash Value Life Insurance	—	19,244,151	20,976,516	—	—	—
Variable Universal Life	111,970	110,208	113,848	624,040	624,040	624,040
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	$7,448,825	XXX	XXX	$—
Accidental Death Benefits	XXX	XXX	5,661	XXX	XXX	—
Disability—Active Lives	XXX	XXX	556,485	XXX	XXX	—
Disability—Disabled Lives	XXX	XXX	834,613	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	322,834	XXX	XXX	—

Total (gross: direct + assumed)	$10,401,180	$29,599,302	$41,194,858	$624,040	$624,040	$624,040
Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$10,401,180	$29,599,302	$41,194,858	$624,040	$624,040	$624,040

Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)	$39,475,265
Accidental Death Benefits Section, Total (net)	5,661
Disability—Active Lives Section, Total (net)	556,485
Disability—Disabled Lives Section, Total (net)	834,613
Miscellaneous Reserves Section, Total (net)	322,834

Subtotal	$41,194,858

Separate Accounts Annual Statement:
Life insurance, Total	$624,040
Accident and health contracts, Total	—
Miscellaneous reserves, Total	—

Subtotal	$624,040

Combined Total	$41,818,898

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

D. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2019		December 31, 2018
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	1,408	564	1,340	498
Ordinary renewal	42,739	34,387	44,305	35,759
Credit life	—	—	—	—
Group life	25	25	212	212
Group annuity	—	—	—	—

Total	$44,172	$34,976	$45,857	$36,469

7.    Federal Income Taxes

The components of DTAs and DTLs at December 31 were as follows:

	December 31, 2019			December 31, 2018
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,150,438	$24,993	$1,175,431	$1,050,801	$26,206	$1,077,007
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross DTAs	1,150,438	24,993	1,175,431	1,050,801	26,206	1,077,007
Nonadmitted DTAs	—	—	—	79,491	—	79,491

Net admitted DTAs	1,150,438	24,993	1,175,431	971,310	26,206	997,516
DTLs	139,240	754,891	894,131	152,069	493,304	645,373

Net admitted adjusted DTAs (DTLs)	$1,011,198	$(729,898)	$281,300	$819,241	$(467,098)	$352,143

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	December 31, 2019			December 31, 2018
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:	364,791	—	364,791	352,143	—	352,143
Adjusted gross DTAs expected to be realized following the balance sheet date; or	364,791	—	364,791	352,143	—	352,143
Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	1,785,383	N/A	N/A	1,679,984
Adjusted gross DTAs offset by gross DTLs	785,647	24,993	810,640	619,167	26,206	645,373

Total admitted adjusted gross DTAs	$1,150,438	$24,993	$1,175,431	$971,310	$26,206	$997,516

Amounts used in recovery period and threshold limitation calculation:

	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	1,191.09%	1,215.72%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$14,370,265	$12,683,907

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized DTLs.

Current income taxes incurred consist of the following major components:

	2019	2018	2017
Current income tax expense (benefit)	$226,837	$218,097	$250,795
Foreign taxes incurred	738	1,109	1,489
Adjustments to prior year taxes	(49,706)	(44,851)	(12,125)

Combined income taxes incurred	$177,869	$174,355	$240,159
Tax (benefit) on capital gains (losses)	38,358	39,962	19,157

Current income taxes incurred	$216,227	$214,317	$259,316

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The main components of the deferred tax amounts were as follows:

	2019	2018	Change
DTAs:
Ordinary:
Deferred acquisition costs	$364,253	$340,394	$23,859
Policyholder reserves	460,040	414,717	45,323
Policyholder dividends accrual	77,272	78,823	(1,551)
Compensation and benefits accrual	199,100	186,456	12,644
Liability for termination benefits	40,710	21,841	18,869
Other	9,063	8,570	493

Total ordinary DTAs	1,150,438	1,050,801	99,637
Statutory valuation allowance adjustment	—	—	—
Nonadmitted DTAs	—	79,491	(79,491)

Admitted ordinary DTAs	$1,150,438	$971,310	$179,128

Capital:
Investments	$24,993	$26,206	$(1,213)

Total capital DTAs	24,993	26,206	(1,213)
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$24,993	$26,206	$(1,213)

Admitted DTAs	$1,175,431	$997,516	$177,915

DTLs:
Ordinary:
Deferred and uncollected premium	$6,860	$7,289	$(429)
Basis of bonds	11,230	16,027	(4,797)
Guaranty funds receivable	3,143	2,576	567
Surplus adjustment on lapsed policies	1,458	2,431	(973)
Reserves transition rule	114,085	122,110	(8,025)
Accrued dividends on stocks	1,365	1,218	147
Other	1,099	418	681

Total ordinary DTLs	$139,240	$152,069	$(12,829)

Capital:
Investments	$754,891	$493,304	$261,587

Total capital DTLs	$754,891	$493,304	$261,587

DTLs	$894,131	$645,373	$248,758

Net Admitted DTAs/DTLs	$281,300	$352,143	$(70,843)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the surplus section of the financial statements):

	2019	2018	Change
Total DTAs	$1,175,431	$1,077,007	$98,424
Total DTLs	894,131	645,373	248,758

Net DTAs	$281,300	$431,634	$(150,334)
Tax effect of unrealized (gains) losses			(240,224)

Change in net deferred income tax			$89,890

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

	2019
	Amount	Tax Effect at 21%	Effective Tax Rate
Income after capital gains tax	$828,155
Capital gains (losses) tax	38,358

Income before taxes	$866,513	$181,968	21.00%
Prior year underaccrual (overaccrual)	(124,432)	(26,130)	-3.02%
IMR amortization	(14,579)	(3,061)	-0.35%
Change in liability for termination benefits	(89,856)	(18,870)	-2.18%
Foreign taxes	(5,932)	(1,246)	-0.14%
Change in nonadmitted assets	2,126	446	0.05%
Dividends received deduction—Separate Accounts	(3,789)	(796)	-0.09%
Dividends received deduction	(31,194)	(6,551)	-0.76%
Other adjustments	2,745	577	0.08%

Total	$601,602	$126,337	14.59%

Federal income tax incurred		$177,869	20.53%
Capital gain (loss) taxes incurred		38,358	4.43%
Change in net deferred income tax		(89,890)	-10.37%

Total statutory income taxes		$126,337	14.59%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2018
	Amount	Tax Effect at 21%	Effective Tax Rate
Income after capital gains tax	$863,031
Capital gains (losses) tax	39,962

Income before taxes	$902,993	$189,629	21.00%
Tax reform rate change effect	(78,562)	(16,498)	-1.83%
Prior year underaccrual (overaccrual)	78,985	16,587	1.84%
IMR amortization	(28,264)	(5,935)	-0.66%
Change in liability for termination benefits	84,040	17,648	1.95%
Foreign taxes	(3,938)	(827)	-0.09%
Change in nonadmitted assets	(4,174)	(877)	-0.10%
Dividends received deduction—Separate Accounts	(11,261)	(2,365)	-0.26%
Other adjustments	(29,200)	(6,132)	-0.67%

Total	$910,619	$191,230	21.18%

Federal income tax incurred		$174,355	19.31%
Capital gain (loss) taxes incurred		39,962	4.43%
Change in net deferred income tax		(23,087)	-2.56%

Total statutory income taxes		$191,230	21.18%

	2017
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$712,282
Capital gains (losses) tax	19,157

Income before taxes	$731,439	$256,004	35.00%
Tax reform rate change effect	1,639,276	573,747	78.44%
Prior year underaccrual (overaccrual)	(12,198)	(4,269)	-0.58%
IMR amortization	(40,576)	(14,202)	-1.94%
Change in liability for termination benefits	(41,589)	(14,556)	-1.99%
Foreign taxes	(2,375)	(831)	-0.11%
Change in nonadmitted assets	387	135	0.02%
Dividends received deduction—Separate Accounts	(5,623)	(1,968)	-0.27%
Other adjustments	743	260	0.04%

Total	$2,269,484	$794,320	108.61%

Federal income tax incurred		$240,159	32.83%
Capital gain (loss) taxes incurred		19,157	2.62%
Change in net deferred income tax		535,004	73.16%

Total statutory income taxes		$794,320	108.61%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

At December 31, 2019, the Company did not have any net operating loss or tax credit carryforwards.

Under Federal Internal Revenue Code, revised with the Tax Cuts and Jobs Act, net capital losses for life companies can be carried back three years. Life entities are not permitted to carryback ordinary losses. As such, admittance of operating deferred tax assets for life entities will be limited to SSAP No. 101, paragraph 11b and paragraph 11c. The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future capital losses. Prior year amounts have been updated to reflect information filed with the IRS:

2019	$23,866
2018	$50,895
2017	$26,132

The Company has not recognized any uncertain tax position in the financial statements.

The Company files a federal consolidated income tax return with SFMAIC and its affiliates. The IRS exam team is in the process of completing an exam for tax years 2013 through 2015. The anticipated resolution of the issues is not expected to have a material adverse effect on the surplus of the Company.

The Company files various state income tax returns and those state returns remain subject to examination from 2013 to present in conjunction with the results of federal examinations, unforeseen litigation, and appeals for those years. The Company also filed various amended state income tax returns during 2019 due to the results of the finalized federal examination for years 2000 through 2012. The anticipated resolution of the issues for these state returns is not expected to have a material adverse effect on the equity of the Company.

8.    Benefit Plans

A. Pension Plans

The Company participates in a qualified defined benefit pension plan sponsored by SFMAIC covering substantially all employees. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this qualified defined benefit pension plan for the years ended December 31, 2019, 2018, and 2017 was $16,081, $19,208, and $23,514, respectively.

The Company also participates in a non-qualified defined benefit plan sponsored by SFMAIC covering select eligible highly compensated employees. Any benefits arising from this plan are paid from SFMAIC’s general assets. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this non-qualified plan for the years ended December 31, 2019, 2018, and 2017 was $5,489, $5,655, and $5,792, respectively.

B. Postretirement Benefits

The Company and its affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by SFMAIC for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. Benefits provided by the Company and its affiliates are subject to a cap.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2019, 2018, and 2017 was $9,934, $13,593, and $11,417, respectively. At December 31, 2019 and 2018, the Company’s share of the accrued post-career benefit liability was $357,559 and $357,837, respectively.

C. Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

In June 2016, the NAIC approved the use of the yield curve approach (also referred to as the spot rate approach) for calculating the service cost and interest cost components of the annual net periodic benefit cost for agents’ termination benefits reporting under SSAP No. 102. Effective January 1, 2017, the Company elected to adopt the spot rate approach. This change does not impact the measurement of the Company’s agents’ termination benefit obligations. In accordance with NAIC SAP, this change was applied prospectively and accounted for as a change in accounting estimate during 2017. The Company estimated the impact on net periodic benefit cost to be a reduction of $4,014 through December 31, 2017.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2019, 2018, and 2017, respectively.

	Underfunded Agent Termination Benefits
	2019	2018	2017
Change in benefit obligation:
Benefit obligation at beginning of year	$498,260	$548,294	$479,147
Service cost	12,910	15,762	11,544
Interest cost	20,361	19,154	18,774
Actuarial (gain) loss	96,715	(73,145)	50,022
Benefits paid	(12,393)	(11,805)	(11,193)

Benefit obligation at end of year	$615,853	$498,260	$548,294

Change in plan assets:
Reporting entity contribution	$12,393	$11,805	$11,193
Benefits paid	(12,393)	(11,805)	(11,193)

Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Liabilities recognized
Accrued benefit cost	$421,994	$394,257	$360,251
Liability for termination benefits	193,859	104,003	188,043

Total liabilities recognized	$615,853	$498,260	$548,294

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	Underfunded Agent Termination Benefits
	2019	2018	2017
Components of net periodic benefit cost:
Service cost	$12,910	$15,762	$11,544
Interest cost	20,361	19,154	18,774
Gains and losses	—	4,036	1,574
Prior service cost or credit	6,859	6,859	6,859

Total net periodic benefit cost	$40,130	$45,811	$38,751

*	Compensation is based on a service-based scale using five years of historical renewal commissions data.

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost—prior year	$104,003	$188,043	$146,454
Net prior service cost or credit recognized	(6,859)	(6,859)	(6,859)
Net gain and loss arising during the period	96,715	(73,145)	50,022
Net gain and loss recognized	—	(4,036)	(1,574)

Items not yet recognized as a component of net periodic cost—current year	$193,859	$104,003	$188,043

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	49,867	56,726	63,585
Net recognized gains and losses	143,993	47,277	124,458
Accumulated benefit obligation	$408,121	$345,353	$362,397
Weighted-average assumptions used to determine net periodic cost as of December 31:
Discount rate	4.46%	3.83%	4.53%
Rate of compensation increase	3.00%*	4.00%*	4.00%*
Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	3.49%	4.46%	3.83%
Rate of compensation increase	4.00%*	3.00%*	4.00%*

Losses related to the change in the defined benefit obligation for the period ended December 31, 2019 are primarily due to the change in the discount rate used to calculate this obligation.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2020	$14,185
2021	$15,026
2022	$15,870
2023	$16,765
2024	$17,560
2025-2029	$102,620

D. Defined Contribution Plans

The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents. The Company incurred interest costs of $30, $33 and $36 for 2019, 2018 and 2017, respectively.

The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company’s contribution for the plan was $2,735, $3,888 and $3,711 for 2019, 2018, and 2017, respectively. At December 31, 2019 and December 31, 2018, the fair value of plan assets held in trust was $13,570,846 and $11,516,394, respectively.

9.    Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $328,936 and $349,679 at December 31, 2019 and December 31, 2018, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2019, 2018, and 2017, the Company reported dividends to stockholders of $480 for each respective year. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2019, 2018 and 2017.

The Company reported $103 and $541 as a receivable due from affiliates, and $66,864 and $62,350 as a payable due to affiliates at December 31, 2019 and December 31, 2018, respectively. These balances primarily represent the sharing of certain personnel, administrative, occupancy and marketing expenses generated under servicing agreements with State Farm affiliates. The Company has no direct employees. Expenses are allocated among affiliates based on statistical ratios, surveys and usage studies.

At December 31, 2019 and December 31, 2018, the Company’s federal income tax payable to affiliates was $92,203 and $198,687, respectively.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company incurs lease costs for real estate and equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2019, 2018, and 2017 was $22,281, $22,181, and $17,446, respectively. Rental expense for leased equipment for 2019, 2018, and 2017, was $57, $234, and $588, respectively.

10.    Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

The Company had $2,001,281 and $1,741,933 in unfunded commitments to partnerships, limited liability companies, and joint ventures at December 31, 2019 and December 31, 2018, respectively. All commitments represent obligations to contribute additional capital or lend funds pursuant to an operating or lending agreement.

At December 31, 2019, the Company has made the following guarantee on behalf of a related party:

1	2	3	4	5
Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee	Ultimate financial statement impact if action under the guarantee is required	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee	Current status of payment or performance risk of guarantee

In accordance with the Guaranty Agreement dated August 16, 2018, the Company guarantees the payment and performance of certain obligations and liabilities of Chicago Arlington Heights, LLC (which is 99.999% owned by the Company) to Wells Fargo Bank, NA, as trustee, under the Loan Agreement assumed by the LLC as part of the acquisition of a real estate investment project also on August 16, 2018. The outstanding principal balance of the Note is $11,440. The interest rate of the Note is a fixed rate of 5.20% per annum, with interest-only payments due and payable on the first day of each calendar month. The stated maturity date of the Note is May 1, 2031.

	$0	Investment in SCA	$12,283	The Company has made no payments under this agreement during 2019.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

a. Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees	$12,283

b. Current liability recognized in the financial statement:
1. Noncontingent liabilities	$0
2. Contingent liabilities	$0

c. Ultimate financial Statement Impact if action under the guarantee is required
1. Investment in SCA	$12,283
2. Joint venture	$0
3. Dividends to stockholders (Capital contribution)	$0
4. Expense	$0
5. Other	$0
6. Total	$12,283

In a Missouri class action lawsuit, Vogt vs State Farm Life Insurance Company, a jury returned a verdict in the amount of $34,333 against the Company on June 6, 2018. The judgment was later reduced to $34,322 to exclude post-trial opt-outs. The case alleges that the Company breached its flexible premium adjustable whole life insurance policies (Form 94030) in Missouri by including factors other than mortality expectations in the determination of its non-guaranteed cost of insurance rates. The district court found as a matter of law that the Company was not permitted to take non-mortality factors, including expenses, into account in setting its monthly cost of insurance rate. Management believes the district court made legal errors that should require reversal. The Company timely filed an appeal to the 8th Circuit Court of Appeals. Plaintiffs have cross-appealed the court’s order finding pre-judgment interest was not owed under Missouri law. The Company has meritorious defenses to the verdict. As a result, operating results have not been reduced, nor has a liability been established by the Company.

11.    Other

The Company committed to purchase $177,000 of private placement securities in 2019, which are expected to be funded in 2020. These securities were not reported as bond investments at December 31, 2019.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory-basis financial statements of State Farm Life Insurance Company as of December 31, 2019 and for the year then ended and our report thereon appears on pages one and two of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

February 25, 2020

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2019

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$121,277
Other bonds (unaffiliated)	1,696,723
Common stocks (unaffiliated)	109,318
Mortgage loans	413,230
Contract loans and liens	285,105
Cash, cash equivalents, and short-term investments	14,807
Other invested assets	162,655

Gross investment income	$2,803,115

Mortgage loans—book value
Commercial mortgages	$10,337,898

Total mortgage loans	$10,337,898

Mortgage loans by standing—book value:
Good standing	$10,337,898

Other long-term assets—statement value	$3,509,696

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,404

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$2,350,374
Over 1 year through 5 years	22,134,389
Over 5 years through 10 years	23,317,379
Over 10 years through 20 years	4,020,999
Over 20 years	235,037

Total by maturity	$52,058,178

Bond by class—statement value
Class 1	$40,406,205
Class 2	11,299,885
Class 3	105,342
Class 4	38,984
Class 5	41,486
Class 6	166,276

Total by class	$52,058,178

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities, Continued (in thousands)

December 31, 2019

Total bonds and short-term investments publicly traded	$41,713,347

Total bonds and short-term investments privately placed	$10,344,831

Unaffiliated common stocks—market value	$5,145,625

Short term investments—book value	$—

Cash on deposit	$(37,167)

Cash equivalents	$846,139

Life insurance in force:
Ordinary	$896,348,081

Credit life	$—

Group life	$13,160,257

Amount of accidental death insurance in force under ordinary policies	$2,969,067

Amount of life insurance with disability provisions in force:
Ordinary	$368,252,243

Group life	$7,847,688

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$4,198,790

Income payable	$7,095

Ordinary—involving life contingencies:
Income payable	$8,395

Annuities:
Ordinary:
Immediate—amount of income payable	$254,054

Deferred—fully paid account balance	$7,683,799

Deferred—not fully paid—account balance	$219

Deposit funds and dividend accumulations:
Deposit funds—account balance	$136,418

Dividend accumulations—account balance	$5,462,953

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Schedule

December 31, 2019

	Gross Investment Holdings			Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3+4) Amount	Percentage
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	3,468,799,858	4.55	3,468,799,858		3,468,799,858	4.55
1.02 All other governments	57,539,774	.08	57,539,774		57,539,774	.08
1.03 U.S. states, territories and possessions, etc. guaranteed	1,044,912,094	1.37	1,044,912,094		1,044,912,094	1.37
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	2,579,105,040	3.38	2,579,105,040		2,579,105,040	3.38
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	12,696,619,702	16.64	12,696,619,702		12,696,619,702	16.64
1.06 Industrial and miscellaneous	32,211,201,630	42.21	32,211,201,630		32,211,201,630	42.21
1.07 Hybrid securities
1.08 Parent, subsidiaries and affiliates
1.09 SVO identified funds
1.10 Unaffiliated bank loans
1.11 Total long-term bonds	52,058,178,098	68.22	52,058,178,098		52,058,178,098	68.22
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)
2.02 Parent, subsidiaries and affiliates
2.03 Total preferred stocks
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	5,138,578,424	6.73	5,138,578,424		5,138,578,424	6.73
3.02 Industrial and miscellaneous Other (Unaffiliated)
3.03 Parent, subsidiaries and affiliates Publicly traded
3.04 Parent, subsidiaries and affiliates Other	8,403,845	.01	8,403,845		8,403,845	.01
3.05 Mutual funds	7,046,632	.01	7,046,632		7,046,632	.01
3.06 Unit investment trusts
3.07 Closed-end funds
3.08 Total common stocks	5,154,028,901	6.75	5,154,028,901		5,154,028,901	6.75
4. Mortgage loans (Schedule B):
4.01 Farm mortgages
4.02 Residential mortgages
4.03 Commercial mortgages	10,337,898,419	13.55	10,337,898,419		10,337,898,419	13.55
4.04 Mezzanine real estate loans
4.05 Total mortgage loans	10,337,898,419	13.55	10,337,898,419		10,337,898,419	13.55
5. Real estate (Schedule A):
5.01 Properties occupied by company
5.02 Properties held for production of income
5.03
5.04 Total real estate
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(37,167,199)	(.05)	(37,167,199)		(37,167,199)	(.05)
6.02 Cash equivalents (Schedule E, Part 2)	846,138,956	1.11	846,138,956		846,138,956	1.11
6.03 Short-term investments (Schedule DA)
6.04 Total cash, cash equivalents and short-term investments	808,971,757	1.06	808,971,757		808,971,757	1.06
7. Contract loans	4,441,837,941	5.82	4,441,491,747		4,441,491,747	5.82
8. Derivatives (Schedule DB)
9. Other invested assets (Schedule BA)	3,509,696,635	4.60	3,509,696,635		3,509,696,635	4.60
10. Receivables for securities	392,665	.00	392,665		392,665	.00
11. Securities Lending (Schedule DL, Part 1)
12. Other invested assets (Page 2, Line 11)	3,879,455	.01

13. Total invested assets	76,314,883,871	100.00	76,310,658,221		76,310,658,221	100.00

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2019

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. For Life, Health, and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 3 of this annual statement.

$ 77,226,628,973

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC MULTIFAMILY STRUCT CMO	Bonds	$5,781,253,736	7.5%
2.02	FNMA CMO ACES	Bonds	$2,393,725,165	3.1%
2.03	FHLMC CMO	Bonds	$1,351,615,932	1.8%
2.04	FNMA CMO	Bonds	$1,062,148,719	1.4%
2.05	STATE FARM REALTY MORTGAGE LLC	LLC	$887,043,359	1.1%
2.06	JOHNSON & JOHNSON	Bonds, Common Stock	$622,860,304	0.8%
2.07	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$588,907,983	0.8%
2.08	PEPSICO INC	Bonds, Common Stock	$568,423,236	0.7%
2.09	COCA-COLA CO	Bonds, Common Stock	$521,968,456	0.7%
2.10	AT&T INC	Bonds, Common Stock	$506,180,820	0.7%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$40,406,204,947	52.3%	3.07	P/RP-1	$—	— %
3.02	NAIC-2	$11,299,885,341	14.6%	3.08	P/RP-2	$—	— %
3.03	NAIC-3	$105,342,077	0.1%	3.09	P/RP-3	$—	— %
3.04	NAIC-4	$38,983,509	0.1%	3.10	P/RP-4	$—	— %
3.05	NAIC-5	$41,486,250	0.1%	3.11	P/RP-5	$—	— %
3.06	NAIC-6	$166,275,973	0.2%	3.12	P/RP-6	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]
If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments	$5,283,379,226	6.8%
4.03	Foreign-currency-denominated investments	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$5,265,987,206	6.8%
5.02	Countries rated NAIC-2	$15,996,841	%
5.03	Countries rated NAIC-3 or below	$1,395,180	%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1		2
	Countries rated NAIC-1:
6.01	Country: United Kingdom		$1,263,133,662	1.6%
6.02	Country: Australia		$1,223,932,981	1.6%
	Countries designated NAIC-2:
6.03	Country: Curacao		$14,760,757	%
6.04	Country: Panama		$1,236,084	%
	Countries designated NAIC-3 or below:
6.05	Country: Liberia		$1,395,180	%
6.06	Country:	$		%

7.	Aggregate unhedged foreign currency exposure

1	2
$—	— %

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rate NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	SHELL INTL FIN BV	Bonds 1	$380,581,103	0.5%
10.02	BHP BILLITON FIN (USA) LTD	Bonds 1	$184,311,819	0.2%
10.03	BASF SE	Bonds 1	$143,000,000	0.2%
10.04	STATNETT SF	Bonds 1	$140,761,321	0.2%
10.05	DANONE SA	Bonds 2	$137,544,490	0.2%
10.06	AIR LIQUIDE FINANCE SA	Bonds 1	$136,687,224	0.2%
10.07	SCHLUMBERGER INVESTMENT	Bonds 1	$135,845,829	0.2%
10.08	FONTERRA CO-OP GROUP LTD	Bonds 1	$135,079,479	0.2%
10.09	CADENT FINANCE PLC	Bonds 1	$130,000,000	0.2%
10.10	WOODSIDE FINANCE LTD	Bonds 2	$129,375,660	0.2%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

Yes  [X]    No  [    ]

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

Yes  [X]    No  [    ]

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

Yes  [    ]    No  [X]

	1	2	3
	Name of Issuer
13.02	STATE FARM REALTY MORTGAGE LLC	$887,043,359	1.1%
13.03	APPLE INC	$195,397,940	0.3%
13.04	DISNEY (WALT) CO	$174,731,697	0.2%
13.05	JOHNSON & JOHNSON	$171,771,844	0.2%
13.06	PROCTER & GAMBLE CO	$159,224,893	0.2%
13.07	MICROSOFT CORP	$158,222,776	0.2%
13.08	WALMART INC	$128,318,322	0.2%
13.09	ADOBE INC	$124,674,776	0.2%
13.10	EXXON MOBIL CORP	$120,826,582	0.2%
13.11	CATERPILLAR INC	$119,668,944	0.2%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

Yes  [X]    No  [    ]

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

Yes  [X]    No  [    ]

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

Yes  [    ]    No  [X]

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$107,000,000	0.1%
16.03	Commercial	$105,000,000	0.1%
16.04	Commercial	$91,460,000	0.1%
16.05	Commercial	$90,100,000	0.1%
16.06	Commercial	$90,000,000	0.1%
16.07	Commercial	$90,000,000	0.1%
16.08	Commercial	$87,750,000	0.1%
16.09	Commercial	$82,000,000	0.1%
16.10	Commercial	$80,035,751	0.1%
16.11	Commercial	$73,552,388	0.1%

Amount	and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

16.12	Construction Loans	$295,089,517	0.40%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	Above 95%	$—	— %	0.00	0.00%	$—	— %
17.02	91% to 95%	$—	— %	12,924,201.60	0.00%	$—	— %
17.03	81% to 90%	$—	— %	18,418,533.87	0.00%	$—	— %
17.04	71% to 80%	$—	— %	187,657,876.79	0.20%	$—	— %
17.05	Below 70%	$—	— %	10,118,897,806.65	13.10%	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Yes  [X]    No  [    ]

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

Yes  [X]    No  [    ]

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$—	$—	$—
20.02	Repurchase agreements	$—	— %	$—	$—	$—
20.03	Reverse repurchase agreements	$—	— %	$—	$—	$—
20.04	Dollar repurchase agreements	$—	— %	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	— %
21.02	Income generation	$—	— %	$—	— %
21.03	Other	$—	— %	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$—	— %	$—	$—	$—
23.02	Income generation	$—	— %	$—	$—	$—
23.03	Replications	$—	— %	$—	$—	$—
23.04	Other	$—	— %	$—	$—	$—

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

Variable Annuity Separate Account

Annual Financial Statement

December 31, 2019

State Farm Life Insurance Company

Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance Company and the Contract Owners of State Farm Life Insurance Company Variable Annuity Separate Account:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity and surplus of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2019, and the related statements of operations and changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2019 and the results of each of their operations and the changes in each of their contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the State Farm Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the State Farm Life Insurance Company Variable Annuity Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the State Farm Life Insurance Company Variable Annuity Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000; F: (312) 298 2001, www.pwc.com/us

confirmation of investments owned as of December 31, 2019, by correspondence with the State Farm Variable Products Trust. We believe that our audits provide a reasonable basis for our opinions.

February 25, 2020

We have served as the auditor of the State Farm Life Insurance Company Variable Annuity Separate Account since 1999.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Assets and Contract Owners’ Equity and Surplus

December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Assets:
Investments, at market value(1)(2)
BlackRock Small Cap Index V.I. Fund	151,961,858	$—	$—	$—	$—	$—
BlackRock International Index V.I. Fund	—	100,208,321	—	—	—	—
BlackRock 60/40 Target Allocation ETF V.I. Fund*	—	—	64,402,529	—	—	—
BlackRock S&P 500 Index V.I. Fund	—	—	—	375,078,505	—	—
BlackRock Government Money Market V.I. Fund	—	—	—	—	33,686,621	—
BlackRock Total Return V.I. Fund	—	—	—	—	—	73,650,854

Total Assets	$151,961,858	$100,208,321	$64,402,529	$375,078,505	$33,686,621	$73,650,854

Liabilities:
Total Liabilities	—	—	—	—	—	—

Net Assets	$151,961,858	$100,208,321	$64,402,529	$375,078,505	$33,686,621	$73,650,854

Net Assets:
Contract Owners’ Equity(3)	$151,961,858	$100,208,321	$64,402,529	$375,078,505	$33,686,621	$73,650,854

Net Assets	$151,961,858	$100,208,321	$64,402,529	$375,078,505	$33,686,621	$73,650,854

(1) Investments, at cost	$170,467,371	$115,560,682	$57,513,953	$344,554,310	$33,686,621	$68,589,983
(2) Shares Owned	13,400,517	10,671,813	5,291,909	15,039,234	33,686,621	6,013,195
(3) Accumulation Unit Value	$36.30	$19.54	$29.18	$35.76	$11.62	$19.78
(3) Units Outstanding	4,186,140	5,127,963	2,207,283	10,487,638	2,900,601	3,724,617

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Operations

For the Year Ended December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Investment income:
Dividend income	$1,849,739	$3,178,967	$1,239,806	$7,585,734	$684,918	$2,043,588
Expenses:
Mortality and expense risk charges	1,677,178	1,101,070	710,186	4,008,228	402,066	849,136

Net investment income (loss)	172,561	2,077,897	529,620	3,577,506	282,852	1,194,452

Realized gain (loss)	(3,215,871)	(3,001,619)	249,800	701,422	—	147,774
Realized gain distributions	6,944,190	54,233	605,286	19,898,885	—	365,637
Change in unrealized appreciation (depreciation), net	26,777,224	18,305,787	9,772,727	65,398,254	—	4,109,307

Net realized and unrealized gain (loss) on investments	30,505,543	15,358,401	10,627,813	85,998,561	—	4,622,718

Net increase (decrease) in contract owners’ equity from operations	$30,678,104	$17,436,298	$11,157,433	$89,576,067	$282,852	$5,817,170

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity and Surplus

For the Year Ended December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$172,561	$2,077,897	$529,620	$3,577,506	$282,852	$1,194,452

Realized gain (loss)	3,728,319	(2,947,386)	855,086	20,600,307	—	513,411
Change in unrealized appreciation (depreciation), net	26,777,224	18,305,787	9,772,727	65,398,254	—	4,109,307

Net realized and unrealized gain (loss) on investments	30,505,543	15,358,401	10,627,813	85,998,561	—	4,622,718

Net increase (decrease) in contract owners’ equity from operations	30,678,104	17,436,298	11,157,433	89,576,067	282,852	5,817,170

Contract owners’ equity transactions:
Proceeds from units purchased	1,812,188	1,730,347	766,761	4,214,052	606,894	1,226,726
Transfers between subaccounts including fixed account, net	(1,091,478)	(728,686)	(299,456)	(3,120,939)	(1,263,051)	(142,499)
Payments for surrenders and other redemptions	(10,698,378)	(6,903,728)	(4,576,332)	(25,262,559)	(3,036,636)	(5,844,334)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(9,977,668)	(5,902,067)	(4,109,027)	(24,169,446)	(3,692,793)	(4,760,107)

Total increase (decrease) in contract owners’ equity	20,700,436	11,534,231	7,048,406	65,406,621	(3,409,941)	1,057,063
Contract owners’ equity:
Beginning of year	131,261,422	88,674,090	57,354,123	309,671,884	37,096,562	72,593,791

End of year	$151,961,858	$100,208,321	$64,402,529	$375,078,505	$33,686,621	$73,650,854

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2018

	10/26/2018 to 12/31/2018
	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock iShares Dynamic Allocation V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$1,673,019	$4,263,008	$475,947	$2,871,503	$62,113	$230,541

Realized gain (loss)	30,490,919	26,287,766	801,815	13,851,106	—	(1,421)
Change in unrealized appreciation (depreciation), net	(45,282,738)	(33,658,147)	(2,884,151)	(34,874,059)	—	781,954

Net realized and unrealized gain (loss) on investments	(14,791,819)	(7,370,381)	(2,082,336)	(21,022,953)	—	780,533

Net increase (decrease) in contract owners’ equity from operations	(13,118,800)	(3,107,373)	(1,606,389)	(18,151,450)	62,113	1,011,074

Contract owners’ equity transactions:
Proceeds from units purchased	316,197	320,327	151,418	743,036	97,459	226,750
Transfers between subaccounts including fixed account, net	146,023,693	92,888,427	59,435,044	331,508,932	37,539,893	72,648,871
Payments for surrenders and other redemptions	(1,959,668)	(1,427,291)	(625,950)	(4,428,634)	(602,903)	(1,292,904)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	144,380,222	91,781,463	58,960,512	327,823,334	37,034,449	71,582,717

Total increase (decrease) in contract owners’ equity	131,261,422	88,674,090	57,354,123	309,671,884	37,096,562	72,593,791
Contract owners’ equity:
Beginning of year	—	—	—	—	—	—

End of year	$131,261,422	$88,674,090	$57,354,123	$309,671,884	$37,096,562	$72,593,791

See Note 1 for disclosures of changes in subaccounts during 2018.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2018

	1/1/2018 to 10/26/2018						1/1/2018 to 10/30/2018
	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$8,596,598	$(1,556,951)	$823,021	$50,365	$(811,070)	$1,135,924	$256,663	$233,004	$367,631

Realized gain (loss)	163,226,930	64,333,561	(363,577)	(573)	31,443,321	20,579,394	12,641,543	5,621,329	2,980,986
Change in unrealized appreciation (depreciation), net	(171,308,291)	(64,848,357)	(2,377,657)	728	(43,497,729)	(22,344,990)	(11,529,718)	(5,920,958)	(6,386,924)

Net realized and unrealized gain (loss) on investments	(8,081,361)	(514,796)	(2,741,234)	155	(12,054,408)	(1,765,596)	1,111,825	(299,629)	(3,405,938)

Net increase (decrease) in contract owners’ equity and surplus from operations	515,237	(2,071,747)	(1,918,213)	50,520	(12,865,478)	(629,672)	1,368,488	(66,625)	(3,038,307)

Contract owners’ equity transactions:
Proceeds from units purchased	4,128,032	1,845,098	1,306,348	423,295	1,788,751	707,642	138,758	97,375	104,240
Transfers between subaccounts including fixed account, net	(333,873,774)	(146,836,972)	(71,047,222)	(17,644,463)	(93,043,053)	(59,079,827)	(11,306,763)	(7,726,628)	(3,555,819)
Payments for surrenders and other redemptions	(21,106,416)	(9,197,755)	(5,718,851)	(1,682,858)	(6,035,491)	(4,462,062)	(1,000,210)	(673,891)	(216,935)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(350,852,158)	(154,189,629)	(75,459,725)	(18,904,026)	(97,289,793)	(62,834,247)	(12,168,215)	(8,303,144)	(3,668,514)

Total increase (decrease) in contract owners’ equity and surplus	(350,336,921)	(156,261,376)	(77,377,938)	(18,853,506)	(110,155,271)	(63,463,919)	(10,799,727)	(8,369,769)	(6,706,821)
Transfers (from) to contributed surplus	—	(28,396,140)	—	—	(63,515,792)	—	(28,807,098)	(27,806,366)	(20,422,881)
Contract owners’ equity and surplus:
Beginning of year	350,336,921	184,657,516	77,377,938	18,853,506	173,671,063	63,463,919	39,606,825	36,176,135	27,129,702

End of year	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Note 1 for disclosures of changes in subaccounts during 2018.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sold a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable annuity product during September, 2008; however, the Company continues to administer the existing book of variable annuity contracts.

Portfolio Changes

Prior to October 2018, the assets of the Separate Account were invested in funds of the State Farm Variable Product Trust. During October 2018, all of the funds of the State Farm Variable Product Trust were either liquidated or merged into funds (the “Fund(s)”) of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (the “BVSFs”.)

The operations of the following subaccounts were affected by the aforementioned liquidation and merger activity which occurred during in October 2018:

The following subaccounts were substituted into the Money Market subaccount on October 18, 2018 and were subsequently liquidated on October 30, 2018:

Large Cap Equity

Small/Mid Cap Equity

International Equity

The following subaccounts were merged on October 26, 2018:

Original Subaccount	New Subaccount
Large Cap Equity Index	BlackRock S&P 500 Index V.I.
Small Cap Equity Index	BlackRock Small Cap Index V.I.
International Equity Index	BlackRock International Index V.I.
Bond	BlackRock Total Return V.I.
Stock and Bond Balanced	BlackRock iShares Dynamic Allocation V.I.
Money Market	BlackRock Government Money Market V.I.

Effective May 1, 2019, BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

2.    Significant Accounting Policies

Valuation of Investments

As of December 31, 2019, the assets of the Separate Account are invested in one or more of the Funds of the BVSFs at each Fund’s net asset value (NAV), which is based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the contract owners. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

Fair Value

Fair value is defined as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All Funds in the Separate Account included in the Statement of Assets and Contract Owners’ Equity are stated at fair value and are based upon closing NAV per share and are therefore considered Level 1. The NAVs are published daily by the Funds’ managers. The assets of the Separate Account were valued at $798,988,688 and $696,651,872 as of December 31, 2019 and 2018, respectively.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the contract owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of contract owners’ accumulation units outstanding in the respective fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the contract owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. As a result, actual results could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners’ portion of assets in the Separate Account. The daily mortality and expense risk charges are assessed through the reduction in unit values. The charge may be adjusted after contract issue, but it is guaranteed not to exceed 1.25% of net assets. The death benefit guarantee risk charge covers the risk that the death benefit as defined will be greater than the accumulation value. This could result from a decline in the value of the subaccounts due to market performance. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Total net assets allocated to annuitized contracts were $812,684 and $631,247 as of December 31, 2019 and 2018, respectively. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

The Company reserves the right to deduct a $25 transfer processing fee from the contract accumulation value of the policy for each subaccount transfer in excess of 12 during a policy year.

The Separate Account only invests in Funds of an unrelated party.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2019 and 2018 are as follows:

	December 31, 2019			December 31, 2018
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	—	—	—	205,084	12,210,992	(12,005,908)
Small Cap Equity Index	—	—	—	94,010	4,860,629	(4,766,619)
Bond	—	—	—	217,885	4,405,977	(4,188,092)
Money Market	—	—	—	2,088,099	3,731,312	(1,643,213)
International Equity Index	—	—	—	191,338	5,945,669	(5,754,331)
Stock and Bond Balanced	—	—	—	58,443	2,569,091	(2,510,648)
Large Cap Equity	—	—	—	63,602	672,008	(608,406)
Small/Mid Cap Equity	—	—	—	29,167	450,124	(420,957)
International Equity	—	—	—	31,491	290,493	(259,002)
BlackRock Small Cap Index	85,349	381,760	(296,411)	4,573,515	90,964	4,482,551
BlackRock International Index	130,512	456,565	(326,053)	5,584,584	130,568	5,454,016
BlackRock 60/40 Target Allocation ETF*	59,072	211,012	(151,940)	2,397,687	38,464	2,359,223
BlackRock S&P 500 Index	218,211	973,328	(755,117)	11,449,940	207,185	11,242,755
BlackRock Government Money Market	195,230	514,541	(319,311)	3,495,498	275,586	3,219,912
BlackRock Total Return	177,542	426,526	(248,984)	4,088,854	115,253	3,973,601

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019, by each subaccount are shown below:

	December 31, 2019
Subaccount	Purchases	Sales
BlackRock Small Cap Index	$8,904,996	$11,765,912
BlackRock International Index	3,366,307	7,136,244
BlackRock 60/40 Target Allocation ETF*	2,334,658	5,308,779
BlackRock S&P 500 Index	28,219,116	28,912,170
BlackRock Government Money Market	2,023,872	5,433,813
BlackRock Total Return	3,519,852	6,889,481

Total	$48,368,801	$65,446,399

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2019 are shown below. In 2018, for the subaccounts liquidated or merged into the BVSFs, the results are through the date of the subaccount liquidation or merger, and therefore were not annualized. For the subaccounts in the BVSFs, the results are from the date of inception through the end of the year.

	December 31, 2019				For the Year Ended December 31, 2019
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
BlackRock Small Cap Index	4,186,140	$151,961,858	$29.28	$36.30	1.31%	1.15%	23.98%
BlackRock International Index	5,127,963	$100,208,321	$16.26	$19.54	3.37%	1.15%	20.17%
BlackRock 60/40 Target Allocation ETF****	2,207,283	$64,402,529	$24.31	$29.18	2.04%	1.15%	20.03%
BlackRock S&P 500 Index	10,487,638	$375,078,505	$27.54	$35.76	2.22%	1.15%	29.85%
BlackRock Government Money Market	2,900,601	$33,686,621	$11.52	$11.62	1.94%	1.15%	0.87%
BlackRock Total Return	3,724,617	$73,650,854	$18.27	$19.78	2.79%	1.15%	8.26%

	At December 31, 2018				For the Year Ended December 31, 2018
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	—	$—	$29.18	$29.16	3.38%	1.15%	NA
Small Cap Equity Index	—	$—	$33.38	$32.21	0.00%	1.15%	NA
Bond	—	$—	$18.47	$18.02	2.06%	1.15%	NA
Money Market	—	$—	$11.47	$11.51	1.23%	1.15%	NA
International Equity Index	—	$—	$19.06	$16.83	0.12%	1.15%	NA
Stock and Bond Balanced	—	$—	$25.27	$24.99	2.77%	1.15%	NA
Large Cap Equity	—	$—	$19.20	$19.95	0.90%	1.15%	NA
Small/Mid Cap Equity	—	$—	$19.38	$19.68	0.83%	1.15%	NA
International Equity	—	$—	$15.66	$14.09	1.49%	1.15%	NA
BlackRock Small Cap Index	4,482,551	$131,261,422	$32.21	$29.28	1.37%	1.15%	(9.10)%
BlackRock International Index	5,454,016	$88,674,090	$16.83	$16.26	4.82%	1.15%	(3.39)%
BlackRock iShares® Dynamic Allocation	2,359,223	$57,354,123	$24.99	$24.31	1.01%	1.15%	(2.72)%
BlackRock S&P 500 Index	11,242,755	$309,671,884	$29.16	$27.54	1.08%	1.15%	(5.56)%
BlackRock Government Money Market	3,219,912	$37,096,562	$11.51	$11.52	0.37%	1.15%	0.09%
BlackRock Total Return	3,973,601	$72,593,791	$18.02	$18.27	0.52%	1.15%	1.39%

	At December 31, 2017				For the Year Ended December 31, 2017
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	12,005,908	$350,336,921	$24.25	$29.18	1.84%	1.15%	20.33%
Small Cap Equity Index	4,766,619	$184,657,516	$29.47	$33.38	1.07%	1.15%	13.27%
Bond	4,188,092	$77,377,938	$18.29	$18.47	2.54%	1.15%	0.98%
Money Market	1,643,213	$18,853,506	$11.53	$11.47	0.63%	1.15%	(0.52)%
International Equity Index	5,754,331	$173,671,063	$15.37	$19.06	2.91%	1.15%	24.01%
Stock and Bond Balanced	2,510,648	$63,463,919	$22.43	$25.27	2.20%	1.15%	12.66%
Large Cap Equity	608,406	$39,606,825	$15.69	$19.20	0.90%	1.15%	22.37%
Small/Mid Cap Equity	420,957	$36,176,135	$17.54	$19.38	0.59%	1.15%	10.49%
International Equity	259,002	$27,129,702	$11.79	$15.66	0.52%	1.15%	32.82%

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

	At December 31, 2016				For the Year Ended December 31, 2016
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	12,797,781	$310,503,095	$21.96	$24.25	2.01%	1.15%	10.43%
Small Cap Equity Index	5,086,792	$172,324,805	$24.65	$29.47	1.16%	1.15%	19.55%
Bond	4,376,359	$80,008,147	$18.12	$18.29	2.80%	1.15%	0.94%
Money Market	1,801,378	$20,773,564	$11.66	$11.53	0.05%	1.15%	(1.11)%
International Equity Index	6,090,626	$144,647,090	$15.41	$15.37	2.83%	1.15%	(0.26)%
Stock and Bond Balanced	2,619,204	$58,750,761	$21.03	$22.43	2.21%	1.15%	6.66%
Large Cap Equity	659,854	$32,913,664	$14.72	$15.69	0.96%	1.15%	6.59%
Small/Mid Cap Equity	442,404	$32,825,238	$15.70	$17.54	0.38%	1.15%	11.72%
International Equity	260,879	$20,253,088	$12.58	$11.79	0.58%	1.15%	(6.28)%

	At December 31, 2015				For the Year Ended December 31, 2015
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	13,788,187	$302,814,479	$21.96	$21.96	1.71%	1.15%	0.00%
Small Cap Equity Index	5,470,937	$153,391,774	$26.21	$24.65	0.87%	1.15%	(5.95)%
Bond	4,644,404	$84,155,043	$18.15	$18.12	2.78%	1.15%	(0.17)%
Money Market	1,854,000	$21,616,092	$11.79	$11.66	0.00%	1.15%	(1.10)%
International Equity Index	6,420,329	$149,513,972	$15.77	$15.41	2.31%	1.15%	(2.28)%
Stock and Bond Balanced	2,804,362	$58,970,227	$21.04	$21.03	2.25%	1.15%	(0.05)%
Large Cap Equity	733,084	$31,701,303	$14.69	$14.72	1.03%	1.15%	0.20%
Small/Mid Cap Equity	467,926	$29,529,394	$16.54	$15.70	0.66%	1.15%	(5.08)%
International Equity	282,726	$21,670,523	$12.74	$12.58	0.78%	1.15%	(1.26)%

*

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit value or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds. Refer to Note 3.

***

The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

****	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

All required financial statements are included in Part B.

(b)	Exhibits

(1)

Resolutions of the Board of Directors of State Farm Life Insurance Company (“State Farm”) establishing the State Farm Life Insurance Company Variable Annuity Separate Account (incorporated by reference to Exhibit 1 to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(2)	Not Applicable.

(3)

(a)      Distribution Agreement (incorporated by reference to Exhibit 3(a) to the Registrant’s Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 25, 2007 (File No. 333-19189))

(b)      Registered Representative Agreement (incorporated by reference to Exhibit 3(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(4)

(a)      Form of Policy (incorporated by reference to Exhibit 4(a) to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189))

(b)

Riders to Form of Policy (incorporated by reference to Exhibit 4(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(c)

Endorsement to Form of Policy (incorporated by reference to Exhibit 4(c) to the Registrant’s Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000 (File No. 333-19189))

(5)	Application (incorporated by reference to Exhibit 5 to the Registrant’s Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on July 22, 2005 (File No. 333-19189))

(6)

(a)      Articles of Incorporation of State Farm (incorporated by reference to Exhibit 6(a) to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(b)

By-Laws of State Farm (incorporated by reference to Exhibit 6(b) to the Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 27, 2018 (File No. 333-19189))

(7)	Not Applicable.

(8)	(a) Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc.

(9)

Opinion and Consent of Counsel (incorporated by reference to Exhibit 9 to the Registrant’s Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997 (File No. 333-19189))

(10)	Consent of PricewaterhouseCoopers LLP.

(11)	Not Applicable.

(12)	Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of March 31, 2020:

NAME AND PRINCIPAL BUSINESS ADDRESS*	Position with State Farm
Michael L. Tipsord	Director; Chairman of the Board, President and Chief Executive Officer
Joseph R. Monk, Jr.	Director; Senior Vice President and Chief Administrative Officer
Randall H. Harbert	Director; Senior Vice President; Chief Agency, Sales and Marketing Officer
Jon C. Farney	Director, Senior Vice President and Treasurer
Fawad Khalil Ahmad	Senior Vice President
Kristyn Cook Turner	Director
Stephen McManus	Senior Vice President and General Counsel
Lynne M. Yowell	Vice President - Corporate Governance, Secretary and Counsel
Paul J. Smith	Director
Mark Schwamberger	Vice President and Controller
Bradley D. Montgomery	Vice President - Life
Andrew P. Wieduwilt	Vice President Operations - Life
Catherine A. Wallace	Senior Vice President
Ashley A. Pettit	Senior Vice President

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of March 31, 2020. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership % or other control	Description
State Farm Mutual Automobile Insurance Company	IL	—	Insurance
State Farm Indemnity Company	IL	100.00%	Insurance
State Farm Guaranty Insurance Company	IL	100.00%	Insurance
State Farm County Mutual Insurance Company of Texas	TX	Management	Insurance
State Farm General Insurance Company	IL	100.00%	Insurance
State Farm Lloyds, Inc.	TX	100.00%	Attorney-in-Fact
State Farm Lloyds	TX	Management	Insurance
State Farm Florida Insurance Company	FL	100.00%	Insurance
Dover Bay Specialty Insurance Company	IL	100.00%	Insurance
HiRoad Assurance Company	IL	100.00%	Insurance
State Farm Life and Accident Assurance Company	IL	100.00%	Insurance
State Farm Investment Management Corp.	DE	100.00%	Investment Adviser
State Farm VP Management Corp.	DE	100.00%	Broker-dealer
Top Layer Reinsurance, Ltd.	BMU	65.00%	Insurance
State Farm Liquidity Pool LLC	DE	100.00%	Investment Pool
State Farm Companies Foundation	IL	100.00%	Charitable foundation
Insurance Placement Services, Inc.	IL	100.00%	General insurance agent
State Farm International Services, Inc.	AZ	100.00%	Mortgage broker or lender
State Farm International Holding Company	DE	100.00%	Insurance
State Farm Bank, FSB	IL	100.00%	Banking
Plaza One Realty Co.	IL	100.00%	Real Estate foreclosures
State Farm Fire and Casualty Company	IL	100.00%	Insurance
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm Life Insurance Company	IL	100.00%	Insurance

Entity Name	Domicile	Ownership % or other control	Description
State Farm Health Insurance Company	IL	100.00%	Insurance
SFIL, LLC	DE	100.00%	Holding Company
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
Austin Bandera House, LLC	DE	99.99%	Real Estate
State Farm Realty Mortgage, LLC	DE	100.00%	Mortgage Loans
Chicago Ashland Webster, LLC	DE	99.99%	Real Estate
SF Capitol Hill, LLC	DE	99.99%	Real Estate
Seattle Madison, LLC	DE	100.00%	Real Estate
Texas Plano Office, LLC	DE	99.99%	Real Estate
Houston Briarpark, LLC	DE	99.99%	Real Estate
Denver Speer, LLC	DE	99.99%	Real Estate
2785 Speer Boulevard Holdings, LLC	DE	100.00%	Real Estate
Speer & Alcott, LLC	CO	100.00%	Real Estate
Chicago Midtown Square, LLC	DE	99.99%	Real Estate
Midtown Square Associates, LLC	DE	100.00%	Real Estate
Houston Rice Village, LLC	DE	99.99%	Real Estate
Southampton Apartments, LP	DE	93.00%	Real Estate
Dallas Ridge Industrial I, LLC	DE	99.99%	Real Estate
Dallas Ridge Industrial II, LLC	DE	99.99%	Real Estate
LA West Hollywood, LLC	DE	99.99%	Real Estate
LMC Hollywood Highland Holdings, LLC	DE	88.28%	Real Estate
Minneapolis North Loop, LLC	DE	99.99%	Real Estate
Inland Empire Industrial I, LLC	DE	99.99%	Real Estate
Ontario Innovation Center I, LLC	DE	100.00%	Real Estate
Inland Empire Industrial II, LLC	DE	99.99%	Real Estate
Ontario Innovation Center II, LLC	DE	100.00%	Real Estate
Boston Cambridge Park, LLC	DE	99.99%	Real Estate
130 CPD Apartments, LP	DE	93.00%	Real Estate
Denver Cherry Creek, LLC	DE	99.99%	Real Estate
Cook Street Apartments, LLC	DE	95.00%	Real Estate
Atlanta Sandy Springs, LLC	DE	99.99%	Real Estate
Sandy Springs Residential, LLC	DE	95.00%	Real Estate
Atlanta Fourth Ward, LLC	DE	99.99%	Real Estate
Crescent O4W, LLC	DE	92.00%	Real Estate
Chicago Franklin Park, LLC	DE	99.90%	Real Estate
TDC Franklin Park Partners I, LLC	DE	95.00%	Real Estate
Chicago Arlington Heights, LLC	DE	99.90%	Real Estate
FW Alliance I, LLC	DE	99.99%	Real Estate
FW Alliance II, LLC	DE	99.99%	Real Estate
Atlanta Fairburn Industrial, LLC	DE	99.99%	Real Estate
FW Alliance III, LLC	DE	99.99%	Real Estate
FW Alliance IV, LLC	DE	99.99%	Real Estate
Minneapolis Industrial, LLC	DE	99.99%	Real Estate
BCS Office Investments One, LP	TX	50.00%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
Austin Jack, LLC	DE	99.00%	Real Estate
Centennial Jack II, LLC	DE	99.00%	Real Estate
Centennial Lakes II, LLC	DE	89.10%	Real Estate
Centennial Mac Jack, LLC	DE	99.00%	Real Estate
Centennial Lakes Grill, LLC	DE	89.10%	Real Estate
Centennial Jack IV, LLC	DE	99.00%	Real Estate
Centennial Lakes IV, LLC	DE	89.10%	Real Estate
Centennial Jack V, LLC	DE	99.00%	Real Estate
Centennial Lakes V, LLC	DE	89.10%	Real Estate
Centennial Park III, LLC	DE	99.00%	Real Estate
Centennial Lakes III, LLC	DE	69.30%	Real Estate
MountainBrook, LLC	DE	100.00%	Premium Tax Credits
Hoover Ross Bridge, LLC	DE	100.00%	Premium Tax Credits
Alabama WMT, LLC	DE	100.00%	Premium Tax Credits

Entity Name	Domicile	Ownership % or other control	Description
New Jersey Kimball, LLC	DE	99.99%	Real Estate
SF Risk Management Group, LLC	DE	100.00%	Insurance
SRL Portfolio, LLC	DE	100.00%	Mortgage Loans
4eightyfive, LLC	DE	100.00%	Innovation
State Farm Ventures, LLC	DE	100.00%	Invest in start-ups
NextDroid, Inc.	DE	29.60%	Technology
Sundial Labs, LLC	DE	100.00%	Innovation
BlueOwl, LLC	DE	100.00%	Technology
RS Realty, LLC	IL	100.00%	Employee relocation referrals
Atlanta Office Investment, LLC	DE	99.99%	Real Estate
Tempe Office Investment, LLC	DE	100.00%	Real Estate
SFSR Marina Heights, LLC	DE	98.00%	Real Estate
Dallas Hub One SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	Management	Real Estate
Dallas Hub One SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	50.00%	Real Estate
Dallas Hub Two SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	Management	Real Estate
Dallas Hub Two SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
SF VAGO, LLC	DE	100.00%	Holding Company
EMVLP II, LLC	DE	100.00%	Loan administration services
SF ARLO, LLC	DE	100.00%	Loan administration services
SF GFA, LLC	DE	100.00%	Bank administration
SF ROSCO, LLC	DE	100.00%	Loan servicer
EMVLP, LLC	DE	100.00%	Vehicle Loans
Twenty-One Eighty-Five, LLC	DE	100.00%	Bankruptcy remote entity
Eighty-Eight Fourteen, LLC	DE	100.00%	Bankruptcy remote entity
Dallas DC B, LLC	DE	99.98%	Real Estate

Entity Name	Domicile	Ownership % or other control	Description
Kansas City Data Center D, LLC	DE	99.97%	Real Estate
Oglesby Reinsurance Company	IL	100.00%	Insurance
State Farm Realty Investment Company	AZ	100.00%	Real Estate
Centennial Lakes I, LLC	DE	90.00%	Real Estate
Foreign Securities Trust No. 1	IL	Revocable Trust	Trust
State Farm Emerging Market Equity Trust	IL	Revocable Trust	Trust
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust

ITEM 27. NUMBER OF POLICY OWNERS

As of April 1, 2020, there were 30,602 policy owners.

ITEM 28. INDEMNIFICATION

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or controlling persons of State Farm pursuant to the foregoing provisions, State Farm has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Life Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account, and (iv) State Farm Associates’ Funds Trust.

(b) Officers and Directors of State Farm VP Management Corp. as of March 13, 2020:

Name and Principal Business Address*	Positions and Offices With the Underwriter
Michael L. Tipsord	Director; President
Paul J. Smith	Director; Senior Vice President
Randall H. Harbert	Director; Senior Vice President
Joseph R. Monk, Jr.	Director; Senior Vice President
Bradley D. Montgomery	Director; Vice President
Terrence Ludwig	Chief Compliance Officer, Treasurer and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer
Scott Hintz	Vice President-Financial and Secretary
David M. Moore	Assistant Secretary and Counsel

*	The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a)

The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

(b)

The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

(c)

The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

(d)

State Farm Life Insurance Company represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance, and a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company for relief from Sections 22(e) and 27(i)(2)(A) of the 1940 Act and has complied with the conditions of both letters.

(e)

State Farm Life Insurance Company represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the City of Bloomington, and State of Illinois, on the 27th day of April, 2020.

State Farm Life Insurance Company Variable Annuity
Separate Account
(Registrant)

By:	State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael L. Tipsord	Director, Chairman of the Board,	April 27, 2020
Michael L. Tipsord	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Schwamberger	Vice President and Controller	April 27, 2020
Mark Schwamberger	(Principal Accounting Officer)

/s/ Jon C. Farney	Director, Senior Vice President and	April 28, 2020
Jon C. Farney	Treasurer (Principal Financial Officer)

/s/ Kristyn Cook Turner	Director	April 28, 2020
Kristyn Cook Turner

/s/ Randall H. Harbert	Director, Senior Vice President and	April 27, 2020
Randall H. Harbert	Chief Agency, Sales and Marketing Officer

/s/ Paul J. Smith	Director	April 27, 2020
Paul J. Smith

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	April 27, 2020
Joseph R. Monk, Jr.	Chief Administrative Officer

EXHIBIT INDEX

Exhibit 8(a)	Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc.

Exhibit 10	Consent of PricewaterhouseCoopers LLP